SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                             ----------------------




                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 31, 1997


                             GREENBRIAR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        NEVADA                         0-8187                   75-2399477
    -------------                   ------------             ------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)






                    4265 Kellway Circle, Addison, Texas 75244

               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (972) 407-8400

Item 1.           Changes in Control of Registrant.

                           Not Applicable


Item 2.           Acquisition or Disposition of Assets.

Acquisition of Villa Residential Care Homes, Inc. and related partnerships

     On December 31, 1997, the Company acquired Villa Residential Care Homes, Inc. ("Villa"), a private company, by acquiring all of the outstanding stock of Villa. At the same time four partnerships owned substantially by the owners of Villa were reorganized into umbrella partnerships and a wholly owned subsidiary of the Registrant was admitted to those partnerships both as a Class B limited partner owning 100% of the Class B limited partnership interests and as the managing general partner owning in the aggregate 80% of the partnership interests. Through its subsidiary, the Registrant is entitled to a substantial preferred return on its investment in the umbrella partnerships. Two other partnerships were terminated and the Registrant, through a subsidiary, acquired the partnership assets. Finally, a subsidiary of the Registrant was admitted as a limited partner in another partnership controlled by Villa's prior owners, and now owns 49% of the partnership interests. Villa will manage all of the properties.

     Villa and the related partnerships, headquartered in Dallas, Texas, lease and operate a total of 12 assisted living communities in Texas with a capacity for 955 residents. The twelve communities are located in Harlingen, Tyler, Arlington, Benbrook, Granbury, Wollforth, Corpus Christi (2), Fort Worth (2) and Mt. Pleasant (2).

     The consideration for the Villa acquisition was 184,476 shares of registered Greenbriar common stock and 10,464,321 operating partnership units in the umbrella partnerships convertible after a one year holding period into 536,990 shares of common stock subject to future registration rights. An additional 85,984 shares of registered common stock and 1,568,904 operating partnership units convertible into 80,510 shares of common stock subject to future registration rights may be issued within two years based on certain of the communities meeting performance requirements. The total number of Greenbriar common shares to be issued in the transaction will therefore be between 721,466 and 887,960. Such consideration was determined by means of arms' length negotiations among the parties. Umbrella partnerships are often used in real estate acquisitions due to their tax advantages to the sellers.




Item 3.           Bankruptcy or Receivership.

                           Not Applicable


Item 4.           Changes in Registrant's Certifying Accountant.

                           Not Applicable

Item 5.           Other Events.

                          Not Applicable


Item 6.           Resignations of Registrant's Directors.

                          Not Applicable


Item 7.           Financial Statements and Exhibits.


                  (a) The financial statement information required to be filed with respect to this acquisition will be filed by amendment.

                  (b)      The  pro  forma   financial   statement   information
                           required to be filed with respect to this acquisition will be filed by amendment.

                  (c)      Exhibits

                         (2.1.1) - Stock Purchase Agreement
                         (2.1.2) - Exchange Agreement-Villa Residential
                             Care Homes-Corpus Christi South, L.P.
                         (2.1.3) - Exchange Agreement-Villa Residential
                                   Care Homes-Granbury, L.P.
                         (2.1.4) - Exchange Agreement-Villa Residential
                                   Care Homes-Oak Park, L.P.
                         (2.1.5) - Exchange Agreement-Villa Residential
                                   Care Homes-Fort Worth East, L.P.
                         (2.1.6) - Agreement and Assignment of Partnership
                             Interests


Item 8.           Change in Fiscal Year.

                             Not Applicable

                                   SIGNATURES



     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GREENBRIAR CORPORATION


Dated:   January 13, 1998                     By:    /s/ Gene Bertcher
                                                     ------------------------
                                              Name:  Gene Bertcher

                                              Title: Chief Financial Officer

EXHIBIT 2.1.1

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is entered into as of December ___, 1997 between Villa Residential Care Homes, Inc., a Texas corporation (the "Company"), William A. Shirley, Jr. (the "Shareholder"), who owns 100% of the issued and outstanding common stock of the Company, and Greenbriar Corporation, a Nevada corporation ("Purchaser").

                                   ARTICLE I.
                                  THE EXCHANGE

     SECTION 1.1 The Exchange. Upon the terms and subject to the conditions hereof, the Shareholder will exchange all of his shares of common stock of the Company (the "Shares") for a certain number of shares of Purchaser's common stock so that Purchaser will own 100% of the issued and outstanding equity of the Company and the Shareholder will own shares of Purchaser as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Purchaser and the Shareholder intend that this Agreement and the transactions provided for herein shall constitute and qualify as a plan of reorganization within the provisions of Section 368(a)(1)(B) of the Internal Revenue Code, as amended (the "Code").

     SECTION 1.2 Closing. The closing of the transaction set forth in this Agreement (the "Closing") will take place, upon and subject to the conditions hereof, as soon as practicable after the mutual agreement of the Shareholder and the Purchaser that all conditions described in Article VI below have been satisfied or waived by the applicable party, but not later than three (3) days following the written indication by Health Care REIT, Inc. of its willingness to close the purchase, from the Company, of the properties listed on the attached Exhibit A (the "Properties") (the "Property Sale") and to lease the Properties to Residential Healthcare Properties, Inc. (the date of such Closing being referred to herein as the "Closing Date"). The Property Sale will occur simultaneously with the Closing. The Closing will be held at the offices of Andrews & Kurth L.L.P., in Dallas Texas, at a mutually agreeable time on the Closing Date, for the purpose of implementing all transactions described in this Agreement.

     SECTION 1.3 Consideration.

     (a) The purchase price (the "Purchase Price") for the Shares shall consist of 166,516 shares of newly issued, fully paid, and non-assessable common stock of the Purchaser, par value $0.01 per share, ("Purchaser Common Stock") and $4.71, in lieu of fractional shares based on the current market price of Purchaser Common Stock. All shares of Purchaser Common Stock included in the Purchase Price shall be registered shares of the Purchaser and shall bear the customary Rule 145 legend. The Purchaser Common Stock included in the Purchase Price will be requested from Purchaser's transfer agent at Closing and will be issued immediately upon consummation of the Closing. The Purchaser hereby agrees to amend or supplement the current Form S-4 Registration Statement (Commission File No. 333-28525), if and to the extent necessary to comply with federal and state securities laws, to permit the Shareholder to resell the Purchaser Common Stock.

     (b) In addition, 39,633 shares of Purchaser Common Stock will be held by an escrow agent designated by the Shareholder and reasonably acceptable to

Purchaser (the "Escrow Agent"), in escrow, (the "Harlingen Earn Out Bonus"). During the period commencing on December ___, 1997 and ending on December ___, 1998 (the "Earn Out Period"), the Escrow Agent shall release the Purchaser Common Stock held as the Harlingen Earn Out Bonus to the Shareholder, in accordance with an escrow agreement (the "Escrow Agreement") entered into by and between the Escrow Agent, the Shareholder and the Purchaser, based on the occupancy of the property described in Exhibit A as the Harlingen Property (the "Harlingen Property"). Each calendar month during the Earn Out Period in which:

          (i) the average occupancy rate of the Harlingen Property, expressed as a percent (the "Harlingen Average Occupancy"), during such month, exceeds

          (ii) the greater of (A) 83% or (B) the highest Harlingen Average Occupancy for any preceding calendar month subsequent to the Closing Date, up to 95% (each such month, a "Harlingen Earn Out Month"), the Shareholder shall be entitled to receive a portion of the Harlingen Earn Out Bonus. The Escrow Agreement shall provide that, in each such Harlingen Earn Out Month, the Escrow Agent shall release Purchaser Common Stock to the Shareholder within 25 days after the end of such calendar month. The number of shares of Purchaser Common Stock to be released to the Shareholder with respect to each Harlingen Earn Out Month shall be calculated as the lesser of:

          (i) the number of shares of Purchaser Common Stock included in the Harlingen Earn Out Bonus not previously released to the Shareholder, or

          (ii) (A) the Harlingen Average Occupancy for such month less the highest Harlingen Average Occupancy for any preceding calendar month subsequent to the Closing Date, divided by (B) 12%, multiplied by (C) the number of shares of Purchaser Common Stock included in the Harlingen Earn Out Bonus.

The Harlingen Average Occupancy shall be calculated using Purchaser's standard daily occupancy report, shall only count occupants paying rent for such period and shall be rounded down to the nearest percent.

     (c) In addition, 46,351 shares of Purchaser Common Stock will be held by the Escrow Agent, in escrow, (the "Wolfforth Earn Out Bonus"). During the Earn Out Period, the Escrow Agent shall release the Purchaser Common Stock held as the Wolfforth Earn Out Bonus to the Shareholder, in accordance with the Escrow Agreement, based on the occupancy of the property described in Exhibit A as the Wolfforth Property (the "Wolfforth Property"). Each calendar month during the Earn Out Period in which:

                  (i) the average occupancy rate of the Wolfforth Property, expressed as a percent (the "Wolfforth Average Occupancy"), during such month, exceeds

                  (ii) the greater of (A) 81% or (B) the highest Wolfforth Average Occupancy for any preceding calendar month subsequent to the Closing Date, up to 95% (each such month, a "Wolfforth Earn Out Month"), the Shareholder shall be entitled to receive a portion of the Wolfforth Earn Out Bonus. The Escrow Agreement shall provide that, in each such Wolfforth Earn Out Month, the Escrow Agent shall release Purchaser Common Stock to the Shareholder within 25 days after the end of such calendar month. The number of shares of Purchaser Common Stock to be released to the Shareholder with respect to each Wolfforth Earn Out Month shall be calculated as the lesser of:

          (i) the number of shares of Purchaser Common Stock included in the Wolfforth Earn Out Bonus not previously released to the Shareholder, or

          (ii) (A) the Wolfforth Average Occupancy for such month less the highest Wolfforth Average Occupancy for any preceding calendar month subsequent to the Closing Date, divided by (B) 14%, multiplied by (C) the number of shares of Purchaser Common Stock included in the Wolfforth Earn Out Bonus.

The Wolfforth Average Occupancy shall be calculated using Purchaser's standard daily occupancy report, shall only count occupants paying rent for such period and shall be rounded down to the nearest percent.

     (d) Any dividends or distributions (of whatever form or type) payable on the Purchaser Common Stock being held in escrow as contemplated in this Section 1.3, shall be held for the benefit of the Shareholder, such that to the extent that Purchaser Common Stock becomes releasable to the Shareholder, the Shareholder shall receive any of such dividends or distributions at the time that they receive the Purchaser Common Stock.

                                   ARTICLE II.
                            PURCHASE PRICE ADJUSTMENT

     SECTION 2.1 Closing Balance Sheet. As soon as practicable following the Closing, and effective as of the day of the Closing, the Shareholder and the Purchaser shall prepare a closing sheet of the Company (the "Closing Balance Sheet"). The Closing Balance Sheet shall contain a listing of the Company's current assets and current liabilities, both determined in accordance with generally accepted accounting principles and the Company's past valuation practices for such items, including a reasonable reserve for uncollectible accounts receivable. In the event of any disagreement between the Shareholder and the Company over the valuation of any item on the Closing Balance Sheet, the Purchaser, at its sole expense, shall appoint Grant Thornton LLP ("Grant
Thornton") to calculate the disputed item. Following completion of Grant Thornton's procedures and receipt by the Purchaser and the Shareholder of the recommendation of Grant Thornton as to how to resolve the disputed item, the Shareholder may, in its sole discretion, appoint an accounting firm selected by the Shareholder (the "Shareholder's Accountant") to calculate the disputed item. Following completion of the procedures of the Shareholder's Accountant, if the recommendation of such accounting firmdiffers materially from that of Grant Thornton or is not acceptable to the Purchaser, Grant Thornton and the Shareholder's Accountant shall together select a third accounting firm to resolve the disputed item, and such third accounting firm's decision shall be final and binding. If Grant Thornton and the Shareholder's Accountant are unable to agree on the appointment of a third accounting firm, such third accounting firm shall be appointed by an arbitrator by the American Arbitration Association and such accounting firm's decision shall be final and binding.

     SECTION 2.2 Adjustment. To the extent the current liabilities of the Company exceed the current assets on the Closing Balance Sheet, the Shareholder shall pay such difference to the Purchaser in cash within ten days after delivery of the Closing Balance Sheet. To the extent current assets of the Company exceed the current liabilities on the Closing Balance Sheet, the Purchaser 4 shall pay such difference to the Shareholder in cash and/or additional Purchaser Common Stock (at an agreed upon value of $19.487 per share) within ten days after delivery of the report of the Closing Balance Sheet.

     SECTION 2.3 Post-Closing Refunds of Tenant Deposits. During the one year period commencing on the Closing Date and ending on the one year anniversary of the Closing Date, the Shareholder shall be obligated to pay to the Purchaser in cash the amount of any tenant deposits with respect to any of the Properties, net of any non-refundable portion of such tenant deposits, provided the reimbursement of such deposits shall only be due from the Shareholder with respect to persons that are tenants on, and have paid such deposits to the Company on or before, the Closing Date and cease to be a tenant during such one year period. Any such refund must be properly documented by the Company, and the Purchaser or the Company shall have provided the Shareholder with such proper documentation. The Purchaser shall not request any payment pursuant to this
Section 2.3 more often than once each calendar month, and the Shareholder shall have ten days from the date of receipt of the proper documentation to pay to the Purchaser any amounts then due. Notwithstanding the foregoing, if any of the Properties are sold or the Purchaser or Company is sold, or any similar transaction occurs during the one year period commencing on the Closing Date and ending on the one year anniversary of the Closing Date and the other party in such transaction requires the Company to credit to them at closing the full amount of the tenant deposits then validly due and outstanding to third party tenants pursuant to arm's length transactions (such amount being referred to as the "Subsequent Sale Credit"), the Shareholder shall be obligated to reimburse the Purchaser that portion of the Subsequent Sale Credit that relates to tenant deposits, net of any non-refundable portion of such tenant deposits, with respect to persons that are tenants on, and have paid such deposits to the Company as of, the Closing Date.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES
                         OF THE COMPANY AND SHAREHOLDER

     The Company and the Shareholder, severally but not jointly, represent and warrant to the Purchaser as follows:

     SECTION 3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to own or operate its properties and conduct its business as it is now being conducted. The Company is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect. The Company has delivered to Purchaser true and correct copies of the Articles of Incorporation and Bylaws of the Company.

     SECTION 3.2 Capitalization. The authorized capital stock of the Company consists of (a) 500,000 shares of common stock, par value $1.00 per share ("Company Common Stock"), of which 4,500 shares were outstanding as of the date hereof and (b) 100,000 shares of preferred stock, of which no shares were outstanding as of the date hereof. Except as described in the Company Disclosure Schedule, since December 31, 1996, the Company has not issued any shares or other capital stock, and has not repurchased or redeemed any shares of Company Common Stock. All issued and outstanding shares of Company Common Stock are validly issued, fully paid, non-assessable and free of preemptive rights. The Shareholder owns 100% of the issued and outstanding common stock of the Company. Except as described in the Company Disclosure Schedule, there are no outstanding subscriptions, options, convertible securities, warrants or claims of any kind issued or granted by or binding on the Company to issue any security of or equity interest in the Company. The Company does not own 5% or more of the equity (or securities convertible into 5% or more of the equity) in any company.

     SECTION 3.3 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors and shareholders of the Company, and no other corporate proceedings on the part of the Company will, as of the Closing, be necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company, and this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with and subject to its terms and conditions, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating the relief of debtors generally, and
(ii) general principles of equity.

     SECTION 3.4 Financial Statements. The Company has delivered to Purchaser copies of its reviewed and unaudited financial statements from inception through September 30, 1997 (the "Company Financial Statements"). Each of the Company Financial Statements fairly presents the financial position of the Company as of its date, and each of the related consolidated statements of operations and retained earnings and cash flows or equivalent statements in the Company Financial Statements (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows, as the case may be, of the Company for the period set forth therein (subject in the case of unaudited interim statements, to normal year-end adjustments) in each case in accordance with generally accepted accounting principles applicable to the particular entity consistently applied throughout the periods involved, except as may be noted therein. The accounts receivable, notes receivable and any other contingent assets reflected on the latest balance sheet of the Company arose from bona fide transactions in the ordinary course of business, and, to the best of the Company and the Shareholder's knowledge, are not subject to any offset or counterclaim other than as reflected in such balance sheet.

     SECTION 3.5 Consents and Approvals; No Violation. Except as described in the Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of

Incorporation, Bylaws or other organization documents of the Company, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority , except (i) pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states, (iii) such consent, approval, authorization or permits as have been obtained or filing or notification as have been done, or (iv) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect (as defined herein), (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract (as defined herein), license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested and obtained, or which, in the aggregate, would not have a Material Adverse Effect, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Company, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not in the aggregate have a Material Adverse Effect.

     SECTION 3.6 No Litigation. Except as disclosed in the Company Disclosure Schedule, (i) there are no material actions or suits, or any proceedings or investigations by any governmental agency or regulatory body pending against the Company, the Shareholder or, to the knowledge of the Company or the Shareholder, the Properties; (ii) the Company has not received notice of any threatened actions, suits, proceedings or investigations against the Company, the Shareholder or theProperties at law or in equity, or before any governmental board, agency or authority which, if determined adversely to the Company or the Shareholder, would materially and adversely affect the Properties or title to the Properties (or any part thereof), the right to operate the Properties as presently operated, or the financial condition of the Company or the Shareholder; (iii) there are no unsatisfied or outstanding judgments against the Company, the Shareholder or, to the knowledge of the Company or the Shareholder, the Properties; (iv) there is no labor dispute materially and adversely affecting the operation or business conducted by the Company, the Shareholder or the Properties; and (v) the Company does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.

         SECTION 3.7 Compliance with Law and Permits. To the knowledge of the Shareholder and the Company, the Company has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Company of its properties and assets have been obtained, and to the knowledge of the Shareholder and the Company no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Company would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Shareholder and the Company, none of the documents and materials filed with or furnished to any governmental authority with respect to the properties, assets or businesses of the Company contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.

     SECTION 3.8 Changes. Except as expressly contemplated by this Agreement or as reflected in the Company Disclosure Schedule or in the Company Financial Statements, since December 31, 1996, the Company has conducted its business only in the ordinary and usual course, and, except as set forth in the Company
Disclosure Schedule or in the Company Financial Statements, none of the following has occurred, except as shall have occurred in the ordinary course of its business:

     (a) any material adverse change in the condition (financial or other), results of operations, business, assets, customer, supplier and employee relations of the Company;

     (b) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles;

     (c) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Change of the Company;

     (d) any declaration, setting aside or payment of dividends or distributions in respect of Company Common Stock, or any redemption, purchase or other acquisition of any of the securities of the Company;

     (e) any issuance by the Company of, or commitment of the Company to issue, any Company Common Stock or other capital stock or securities convertible into or exchangeable or exercisable for Company Common Stock or other capital stock;

     (f) any entry by the Company into any commitment or transaction material to the condition (financial or other), business or operations of the Company, taken as a whole, which is not in the ordinary course of business and consistent with past practice;

     (g) any revaluation by the Company of any of its assets, including without limitation, writing down the value of assets or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice;

     (h) any agreement by the Company to do any of the things described in the preceding clauses (a) through (g) other than as expressly contemplated or provided for herein; or

     (i) any waiver by the Company of any rights that, singularly or in the aggregate, would have a Material Adverse Effect to the business, assets, financial condition, or results of operation of the Company.

     SECTION  3.9  Definitions,   Representations,   and  Warranties  Concerning
Environmental Matters.

     (a) Definitions:

          (i) "Environmental Claim" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any person alleging potential liability (including, without limitation, potential liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from:
     (A) the presence or release into the environment of any Environmental Hazardous Materials at any location, whether or not owned by the Company; or (B) circumstances forming the basis of any violation or alleged violation of any Environmental Law; or (C) any and all claims by any person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Environmental Release of any Environmental Hazardous Materials.

          (ii) "Environmental Laws" shall mean all federal, state, local statute, law, rule, ordinance, code, policy, rule of common law and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to Environmental Releases or threatened Environmental Releases of Environmental Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Environmental Hazardous Materials that are presently in effect.

          (iii) "Environmental Hazardous Materials" shall mean: (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dissolved fluid containing polychlorinated biphenyls (PCBs), and radon gas; and (B) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any Environmental Law; and (C) any other chemical, material, substance or waste, exposure to which is prohibited, limited or regulated by any governmental authority.

          (iv) "Environmental Release" shall mean any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersed, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

     (b) Except as set forth in the Company  Disclosure  Schedule,  the Company:
(i) is currently and at all times in the past has been in compliance in all material respects with all applicable Environmental Laws and (ii) has not received any communication (written or oral) from a governmental authority that alleges that the Company is or was not in compliance with applicable Environmental Laws.

     (c) Except as set forth in the Company Disclosure Schedule, the Shareholder and the Company have, to their knowledge, obtained all environmental health and safety permits, registrations, approvals, licenses and governmental authorizations (collectively, the "Environmental Permits") necessary for its operations, and to their knowledge all such permits are in good standing and, to their knowledge, the Shareholder and the Company are in material compliance with all terms and conditions of the Environmental Permits. A list of all Environmental Permits is included in the Company Disclosure Schedule.

     (d) Except as set forth in the Company Disclosure Schedule, there is no Environmental Claim pending or, to the knowledge of the Shareholder or the Company, threatened against the Company; or pending against any person whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law; or pending against any real or personal property or operations which the Company owns, leases, operates, uses or manages.

     (e) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company, there have been no Environmental Releases of any Environmental Hazardous Material on real property owned, used, leased, managed or operated by the Company, specifically including the Properties, that require reporting or other response under Environmental Laws.

     (f) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company, Environmental Hazardous Materials have not at any time been generated, used, treated, recycled or stored on, or transported to or from, or disposed of on the Properties.

     (g) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company: there are not now and never have been any underground storage tanks or pipelines located at, on or under the Properties; there is no asbestos contained in, forming part of, or contaminating any part of the Properties; no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Properties; and, no wetland areas as defined by federal, state or local law are located on the Properties.

     (h) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company, no real property at any time owned, operated, leased, used or controlled by the Company, specifically including the Properties, is currently listed on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or, to the knowledge of the Shareholder and the Company, on any comparable state or local list and the Company has not received any written notice from any person under or relating to a violation of CERCLA or any comparable state or local law.

     (i) To the knowledge of the Shareholder and the Company, no off-site location at which the Company has disposed or arranged for the disposal of any waste is listed on the National Priorities List or on any comparable state or local list and the Company has not received any written notice from any person with respect to any off-site location, of potential or actual liability or a written request for information from any government or person under or relating to CERCLA or any comparable state or local law.

     (j) The Company Disclosure Schedule includes a list of all environmental studies, audits, or investigations that have been conducted by the Company regarding the Properties. All books, records, environmental studies or audits provided to the Purchaser, to the knowledge of the Shareholder and the Company, are accurate and true in all material respects. The Company has given Purchaser access to all records and files in its possession at both its corporate headquarters and its facilities currently owned, operated, leased, managed, used or controlled by the Company, including, without limitation, all reports, studies, analyses, tests or monitoring results pertaining to the existence of Environmental Hazardous Materials or any other environmental concerns relating to facilities or properties owned, operated, leased, managed, used or controlled by the Company or concerning compliance with or liability under any Environmental Laws and the Occupational Safety and Health Act or the equivalent such Act under state law.

     (k) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company, the Properties are not subject to any United States or state environmental liens.

     (l) Except as set forth in the Company Disclosure Schedule and except for construction contracts, financing transactions, purchase agreements and related documents entered into in the ordinary course of business, the Company is not a party, whether as a direct signatory or as successor, assign or third-party beneficiary, or otherwise bound, to any contract (excluding insurance policies disclosed on the Company Disclosure Schedule) under which the Company is obligated by, or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Laws or the environmental conditions of the Properties.

     (m) Except as set forth in the Company Disclosure Schedule and except for construction contracts, financing transactions, purchase agreements and related documents entered into in the ordinary course of business, the Company has not released any other person from any claim under any Environmental Law or waived any rights concerning the environmental condition of the Properties, which release or waiver would have a Material Adverse Effect on the Company.

     (n) The Company Disclosure Schedule contains a list of all current insurance policies covering the Properties or operation of the Company.

     (o) The Properties are, to the best of the Shareholder's and Company's knowledge, in good repair and working order, reasonable wear and tear excepted, and are not in immediate need of any major repair or material capital expenditure except as noted on the Company Disclosure Schedule.

     SECTION 3.10 ERISA Matters. The Company and all Employee Benefit Plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that cover any of its employees (which Employee Benefit Plans are listed on the Company Disclosure Schedule), comply in all material respects with all applicable laws, requirements and orders under ERISA and the Code, the breach or violation of which would have a Material Adverse Effect on the Company; the present value of all the assets of each of its Employee Benefit Plans that it is subject to Title IV of ERISA equals or exceeds to the knowledge of the Shareholder the present value of all of the benefits accrued under each such Employee Benefit Plan as of the end of most recent plan year with respect to such plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the last actuarial evaluation for each such plan; none of the employees of the Company is covered by a collective bargaining agreement; the Company has never contributed to a "multiemployer plan" as defined in Section 3(37) of ERISA; neither the Employee Benefit Plans nor any fiduciary or administrator thereof has engaged in a "prohibited transaction" as defined in Section 406 of ERISA or, where applicable, Section 4975 of the Code for which no exemption is applicable, that may have any Material Adverse Effect on the Company, nor to the knowledge of the Shareholder and the Company have there been any "reportable events" as defined in Section 4043 of ERISA for which the thirty-day notice has not been waived.

     SECTION 3.11 Taxes, Tax Returns.

     (a) The Company has delivered to Purchaser copies of all federal income tax returns and all schedules and exhibits thereto of the Company for each of the last two fiscal years. Except as set forth on the Company Disclosure Schedule, the Company has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the knowledge of the Shareholder and the Company being accurate and complete in all material respects) and, to the knowledge of the Shareholder and the Company, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any governmental authority (including, without limitation, those due in respect of the Properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Company Disclosure Schedule, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Company. The liabilities and reserves for taxes in the Company Financial Statements are sufficient to the best of the Company and the Shareholder's knowledge in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 1996 through the Closing Date or for any year or period prior thereto, and for which the Company may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

     (b) To the knowledge of the Shareholder and the Company, (i) proper and accurate amounts have been withheld by the Company from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Company for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Company in the most recent Company Financial Statements.

     SECTION 3.12 Undisclosed Liabilities. The Company is not liable for or subject to any Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Company Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Company Disclosure Schedule or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Company since the date of the most recent Company Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business).

     SECTION 3.13 Tax Audits. Except as disclosed in the Company Disclosure Schedule, (i) no audit of any material federal, state or local U.S. return of the Company is currently in progress, nor has the Company been notified that such an audit is contemplated by any taxing authority, (ii) the Company has not extended any statute of limitations with respect to the period for assessment of any federal, state or local U.S. tax, (iii) the Company does not contemplate the filing of an amendment to any return, which amendment would have a Material Adverse Effect on the Company, and (iv) to the knowledge of the Shareholder and the Company, the Company does not have any actual or potential material liability for any tax obligation of any taxpayer other than the Company. Except as disclosed in the Company Disclosure Schedule, there are no material tax claims pending against the Company and there are no material tax claims to the knowledge of the Shareholder and the Company threatened to be asserted against the Company. For purposes of this Section 3.13, "tax" and "taxes" shall include all income, gross receipt, franchise, excise, real and personal property, sales, ad valorem, employment, withholding and other taxes imposed by any foreign, federal, state, municipal, local, or other governmental authority including assessments in the nature of taxes.

     SECTION 3.14 No Default; Compliance.

     (a) Except as set forth in the Company Disclosure Schedule, to the knowledge of the Shareholder and the Company, the Company is not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any material mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

     (b) Except as set forth in the Company Disclosure Schedule, the Company has complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or governmental authority applicable to its businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

     SECTION 3.15 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof (except to the extent any such representation or warranty speaks of another date) and, subject to an update of the Company Disclosure Schedule from time to time, at all times prior to the Closing as if made from time to time, prior to the Closing, including, without limitation, at the Closing.

     SECTION 3.16 Contracts and Commitments. Except as listed and described in the Company Disclosure Schedule or the Company Financial Statements, the Company is not a party to, nor is it or its assets bound by any written covenant, contract, agreement or understanding (a "Contract"), including the following:

     (a) Contract with any present or former stockholder, director, officer, employee or consultants;

     (b) Contract with any labor union or other representative of employees;

     (c) Contract for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving payment or potential payment by the Company of $25,000 or more under any one Contract or series of related Contracts;

     (d)  Any  Contract,   including,   without   limitation,   any  outstanding
quotations, bids or proposals, to sell goods or to perform services in an aggregate amount in excess of $25,000;

     (e) Distributorship, representative or sales agency agreement, contract or commitment;

     (f) Conditional sale agreement or lease under which the Company is either the seller or purchaser, lessor or lessee, involving annualized payments or potential payments by or to the Company that are in excess of $25,000;

     (g) Contract (including, without limitation, any note, debenture, bond, conditional sale or equipment trust agreement, letter of credit agreement or loan agreement) for the borrowing or lending of money more than $25,000
(including, without limitation, those to or from officers, directors or shareholders of the Company, or any affiliates or members of their immediate families, for a line of credit, or for a guarantee, security, indemnitee, pledge or undertaking of the indebtedness or obligations of any other person);

     (h) Contract for any charitable or political contribution;

     (i) Contract for any capital expenditure involving future payments, which, together with future payments under all other existing Contracts for the same capital project, are in excess of $25,000;

     (j) Contract limiting or restraining the Company from engaging or competing in any lines of business with any person, nor, to the knowledge of the Shareholder and the Company, is any officer or employee of the Company subject to any such agreement, contract or commitment;

     (k) License, franchise, distributorship or other Contract relating in whole or in part to any ideas, technical assistance or other know-how of or used by the Company;

     (l) Contract calling for future payment greater than $25,000 which is expected to continue for more than six months from the date hereof;

     (m) Any guaranty, direct or indirect, of any person of any contract, lease or agreement in an amount greater than $25,000 entered into by the Company.

Except as may be disclosed on the Company Disclosure Schedule: to the best of the Company and the Shareholder's knowledge, each of the Contracts listed on the Company Disclosure Schedule is valid and enforceable in accordance with its terms except to the extent such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors' rights generally or by general equitable principles; to the best of the Company and the Shareholder's knowledge, the Company and the other parties thereto are in substantial compliance with the provisions thereof; except as may be disclosed on the Company Disclosure Schedule, neither the Company nor any other party is (or by reason of the consummation of the transactions contemplated by this Agreement, will be) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein and no event has occurred or is anticipated to occur (including the consummation of the transactions contemplated by this Agreement) which with or without the giving of notice or lapse of time, or both, would constitute a default or give the right of termination thereunder which would have a Material Adverse Effect.

     SECTION 3.17 Title to Property. Except as disclosed on the Company Disclosure Schedule or in the most recent Company Financial Statements, (i) the Company has good and indefeasible title to its property and assets that are material to the Company's business on a consolidated basis, exclusive of the Properties which are owned by Health Care REIT, Inc., (ii) such property and assets are insured to the extent they are of a type for which insurance is generally available, (iii) such property and assets are free and clear of all security interests, liens, encumbrances and encroachments of a material nature, except for liens for current taxes not yet due and payable.

     SECTION 3.18 Insurance and Bank Accounts.

     (a) The Company Disclosure Schedule sets forth a complete and accurate list of all insurance policies in force naming the Company or any of its employees as an insured or beneficiary or as a loss payable payee or for which the Company has paid or is obligated to pay all or part of the premiums. The Company has not received notice of any pending or threatened termination or retroactive premium increase with respect thereto, and the Company is in compliance in all material respects with all conditions contained therein. There are no pending material claims against such insurance by the Company as to which insurers have denied liability, no defenses provided by insurers under reservations of rights, and no material claim under such insurance that has not been properly filed by the Company.

     (b) The Company Disclosure Schedule contains a list of all bank and investment accounts maintained by the Company, including the account numbers, recent balance, institution, and persons having signing authority.

     SECTION 3.19 Employees. The Disclosure Statement sets forth a list of the employees of the Company, stating with respect to each, the name, date of hire and rate of compensation. Except as described in the Disclosure Statement, there are no claims or disputes pending with any employee regarding workers' compensation, unemployment benefits, discrimination (including discrimination based on any disability), or compensation, and no employment or collective bargaining agreements are in effect covering any such person.

     SECTION   3.20   Investment   Representations.   Each   Shareholder   is  a
knowledgeable and experienced investor and has had an opportunity to ask questions and review information about the business and financial condition of the Purchaser. Each Shareholder acknowledges receipt of an Annual Report of the Purchaser and all filed Quarterly Reports since the date of the Annual Report.

     SECTION 3.21 Parties In Possession. Except as disclosed in the Company Disclosure Schedule, there are no parties in possession of any of the Properties or any portion thereof as managers, lessees, tenants at sufferance, or trespassers.

     SECTION 3.22 Condition Of The Properties. To the knowledge of the Shareholder and the Company, all of the mechanical and electrical systems, heating and air conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are materially in good working order, condition and repair, are of sufficient size and capacity to service the Properties for the use of such properties as personal care facilities and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The buildings, structures and other improvements, including the roof and foundation, are structurally sound and free from leaks and other defects.

     SECTION 3.23 Compliance with Laws. To the best of the Shareholder's and the Company's knowledge, there is no violation of, or noncompliance with, (i) any laws, orders, rules or regulations, ordinances or codes of any kind or nature whatsoever relating to the Properties or the ownership or operation thereof (including without limitation, building, fire, health, occupational safety and health, zoning and land use, planning and environmental laws, orders, rules and regulations); (ii) any covenants, conditions, restrictions or agreement affecting or relating to the ownership, use or occupancy of the Properties; or
(iii) any order, writ, regulation or decree relating to any matter referred to in (i) or (ii) above.

     SECTION 3.24 Access. Access to the Properties is directly from a dedicated public right-of-way without any easement. To the knowledge of the Shareholder and the Company, there is no fact of condition which would result in the termination or reduction of the current access to and from the Properties to such right-of-way.

     SECTION 3.25 Utilities. There are available at the Properties gas, municipal water, and sanitary sewer lines, storm sewers, electrical and telephone services in operating condition which are adequate for the operation of the Properties at a reasonable cost. The Properties have direct access to utility lines located in a dedicated public right-of-way without any easement. Except as set forth on the Company Disclosure Schedule, as of the Closing Date, there is no pending or, to the knowledge of the Shareholder or the Company, threatened governmental or third party proceeding which would impair or result in the termination of such utility availability.

     SECTION 3.26 Condemnation and Assessments. Except as set forth in the Company Disclosure Schedule, neither the Shareholder nor the Company have received notice of, and there are no pending or, to the best of the Shareholder's and the Company's knowledge, threatened condemnation, assessment or similar proceedings affecting or relating to the Properties, or any portion thereof, or any utilities, sewers, roadways or other public improvements serving the Properties.

     SECTION 3.27 Zoning. Except as disclosed in the Company Disclosure Schedule, to the knowledge of the Shareholder, (i) the use and operation of the Properties as personal care facilities is a permitted use under the applicable zoning code; (ii) no special use permits, conditional use permits, variances, or exceptions have been granted or are needed for such use of the Properties; (iii) the Properties are not located in any special districts such as historical districts or overlay districts; and (iv) the Properties have been constructed in accordance with and the Properties comply with all applicable zoning laws, including but not limited to, dimensional, parking, setback, screening, landscaping, sign and curb cut requirements.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

     Purchaser represents and warrants to the Company and the Shareholder as follows:

     SECTION 4.1 Organization and Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. All Subsidiaries of the Purchaser are legal entities that are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of the Purchaser and its Subsidiaries has all requisite power and authority to own or operate its properties and conduct its business as it is now being conducted. The Purchaser and each of its Subsidiaries is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect on the Purchaser. The Purchaser has delivered to the Company true and correct copies of the Articles of Incorporation and Bylaws of the Purchaser.

     SECTION 4.2 Capitalization; Subsidiaries.

     (a) The authorized capital stock of the Purchaser consists of 100,000,000 shares of Purchaser Common Stock, and 10,000,000 shares of preferred stock, par value $0.10 per share. As of the date hereof, approximately 7,126,189 shares of Purchaser Common Stock (including 400,000 shares issued to Residential Healthcare Properties, Inc., a subsidiary of Purchaser ("RHP") as collateral for a loan to RHP, 125,000 shares redeemed from an affiliate of Purchaser that will be contributed to RHP, and 60,049 shares held in escrow pursuant to an acquisition agreement), 128 shares of Series B Preferred Stock, and 675,000 shares of Series D Preferred Stock (together the "Preferred Shares") were issued and outstanding. The Preferred Shares are convertible into 341,071 shares of Purchaser Common Stock. Except as described in the Purchaser Disclosure Schedule or the Purchaser SEC Reports (as defined below), since December 31, 1996, the Purchaser has not issued any shares of capital stock, and has not repurchased or redeemed any shares of its capital stock. Neither the Purchaser nor any Subsidiary has any shares of its capital stock reserved for issuance, except for 570,000 shares of Purchaser Common Stock, none of which is outstanding, issuable pursuant to stock options and warrants and 341,071 shares of Purchaser Common Stock reserved for issuance upon conversion of the Preferred Shares. No other options, warrants or other securities convertible into Purchaser Common Stock, any security convertible into Purchaser Common Stock, or any other Purchaser security are outstanding. All issued and outstanding shares of capital stock of Purchaser are validly issued, fully paid, non-assessable and free of preemptive rights.

     (b) Except as set forth in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, all of the outstanding shares of capital stock of each of the Purchaser's Subsidiaries are owned, directly or indirectly, by the Purchaser, beneficially and of record. Except as set forth in the Purchaser Disclosure Schedule or in the Purchaser Financial Statements or Purchaser SEC Reports, all of such shares of capital stock of the Subsidiaries are owned free and clear of all liens, charges, encumbrances, rights of others, mortgages, pledges or security interests, and are not subject to any agreements or understandings among any persons with respect to the voting or transfer of such shares. Except as described in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, there are no outstanding subscriptions, options, convertible securities, warrants or claims of any kind issued or granted by or binding on the Purchaser to purchase or otherwise acquire any security of or equity interest in any of such Subsidiaries. All of the outstanding shares of capital stock of each such Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and none has been issued in violation of the preemptive rights of any stockholder.

     SECTION 4.3 Authority Relative to this Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of the Purchaser, and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with and subject to its terms and conditions, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating the relief of debtors generally, and (ii) general principles of equity.

     SECTION 4.4 SEC Reports. Since January 1, 1993 the Purchaser has filed all required forms, reports and documents ("Purchaser SEC Reports") with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and the rules and interpretive releases promulgated thereunder. None of such Purchaser SEC Reports, including without limitation any financial statements, notes, or schedules included therein, at the time filed, contained, or, if to be filed in the future will contain, any untrue statement of a material fact, or omitted, omit or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. For the last two (2) years, Purchaser has filed on a timely basis all Purchaser SEC Reports required to be filed with the SEC.

     Each of the consolidated balance sheets in or incorporated by reference into the Purchaser SEC Reports fairly presents the financial position of the entity or entities to which it relates as of its date, and each of the related consolidated statements of operations and retained earnings and cash flows or equivalent statements in the Purchaser SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows, as the case may be, of the entity or entities to which it relates for the period set forth therein (subject in the case of unaudited interim statements, to normal year-end audit adjustments) in each case in accordance with generally accepted accounting principles applicable to the particular entity consistently applied throughout the periods involved, except as may be noted therein. The consolidated financial statements included or to be included in the Purchaser SEC Reports are hereinafter sometimes collectively referred to as the "Purchaser Financial Statements."

     SECTION 4.5 Consents and Approvals; No Violation. Except as described in the Purchaser Disclosure Schedule, neither the execution and delivery of this Agreement by the Purchaser nor the consummation of the transactions contemplated hereby nor compliance by the Purchaser with any of the provisions hereof will
(a) conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws or other organization documents of the Purchaser or any Subsidiary, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, except (i) pursuant to the Securities Act and the Exchange Act, (ii) such filings and approvals as may be required under the "blue sky", takeover or securities laws of various states, (iii) such consent, approval, authorization or permits as have been obtained or filing or notification as have been done, or (iv) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect, (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract, license, agreement or other instrument or obligation to which the Purchaser or any of its Subsidiaries is a party or by which the Purchaser, any of its Subsidiaries or any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested and obtained or which, in the aggregate, would not have a Material Adverse Effect, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Purchaser or any of its Subsidiaries, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser, any of its Subsidiaries or any of their respective assets, except for violations which would not in the aggregate have a Material Adverse Effect.

     SECTION 4.6 No Litigation. Except as described in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, (a) there is no action, claim, or proceeding pending or, to the knowledge of the Purchaser, threatened, to which the Purchaser or any of its Subsidiaries is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a Material Adverse Effect on the Purchaser; (b) neither the Purchaser nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree; and (c) since December 31, 1996, there have been no claims made or actions or proceedings brought against any officer or director of the Purchaser arising out of or pertaining to any action or omission within the scope of his employment or position with the Purchaser, which claim, action or proceeding would involve a Material Adverse Effect on the Purchaser taken as a whole. All material litigation and other administrative, judicial or quasi-judicial proceedings to which the Purchaser is a party or to which it has been threatened to the Purchaser's knowledge to be made a party, are described in the Purchaser Disclosure Schedule.

     SECTION  4.7  Compliance  with  Law  and  Permits.  To its  knowledge,  the
Purchaser and its Subsidiaries have owned and operated their properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all governmental authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Purchaser or its Subsidiaries of their respective properties and assets have been obtained and to its knowledge no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Purchaser or its Subsidiaries, would not reasonably be expected to have a Material Adverse Effect. To its knowledge, none of the documents and materials filed with or furnished to any governmental authority with respect to the properties, assets or businesses of the Purchaser or its Subsidiaries contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.

     SECTION 4.8 Changes. Except as expressly contemplated by this Agreement or as reflected in the Purchaser Disclosure Schedule or in the Purchaser Financial Statements or Purchaser SEC Reports, since December 31, 1996, the Purchaser and its Subsidiaries have conducted their business only in the ordinary and usual course, and, except as set forth in the Purchaser Disclosure Schedule or in the Purchaser Financial Statements or Purchaser SEC Reports, none of the following has occurred, except as shall have occurred in the ordinary course of its business:

     (a) any material adverse change in the condition (financial or other), results of operations, business, assets, customer, supplier and employee relations of the Purchaser and its Subsidiaries, taken as a whole;

     (b) any change in accounting methods, principles or practices by the Purchaser materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles;

     (c) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Change of the Purchaser and its Subsidiaries;

     (d) any declaration, setting aside or payment of dividends or distributions in respect of the Purchaser Common Stock, or any redemption, purchase or other acquisition of any of the securities of the Purchaser or its Subsidiaries;

     (e) any issuance by the Purchaser of, or commitment of the Purchaser to issue, any Purchaser Common Stock or other capital stock or securities convertible into or exchangeable or exercisable for Purchaser Common Stock or other capital stock;

     (f) any entry by the Purchaser or any of its Subsidiaries into any commitment or transaction material to the condition (financial or other), business or operations of the Purchaser and its Subsidiaries, taken as a whole, which is not in the ordinary course of business and consistent with past practice;

     (g) any revaluation by the Purchaser or any of its Subsidiaries of any of their respective assets, including without limitation, writing down the value of assets or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice;

     (h) any agreement by the Purchaser to do any of the things described in the preceding clauses (a) through (g) other than as expressly contemplated or provided for herein; or

     (i) any waiver by the Purchaser or any of its Subsidiaries of any rights that, singularly or in the aggregate, are material to the business, assets, financial condition, or results of operation of the Purchaser and its Subsidiaries, taken as a whole.

     SECTION  4.9  Representations,   and  Warranties  Concerning  Environmental
Matters.

     (a) Except as set forth in the Purchaser Disclosure Schedule, the Purchaser and all of its Subsidiaries: (i) are currently and at all times in the past has been in compliance in all material respects with all applicable Environmental Laws; and (ii) have not received any communication (written or oral) from a governmental authority that alleges that the Purchaser or a Subsidiary is or was not in compliance with applicable Environmental Laws.

     (b) Except as set forth in the Purchaser Disclosure Schedule, the Purchaser and the Subsidiaries have to their knowledge obtained all environmental health and safety permits, registrations, approvals, licenses and governmental authorizations (collectively, the "Environmental Permits") necessary for its operations, and to their knowledge all such permits are in good standing and to their knowledge the Purchaser and the Subsidiaries are in material compliance with all terms and conditions of the Environmental Permits. A list of all Environmental Permits is included in the Purchaser Disclosure Schedule.

         (c) Except as set forth in the Purchaser Disclosure Schedule, there is no Environmental Claim pending or, to the knowledge of the Purchaser or any Subsidiary, threatened against the Purchaser or any Subsidiary; or pending against any person whose liability for any Environmental Claim the Purchaser or a Subsidiary has or may have retained or assumed either contractually or by operation of law; or pending against any real or personal property or operations which the Purchaser or a Subsidiary owns, leases, operates, uses or manages.

     (d) Except as set forth in the Purchaser Disclosure Schedule, to the knowledge of the Purchaser and the Subsidiaries there have been no Environmental Releases of any Environmental Hazardous Material on real property owned, used, leased, managed or operated by the Purchaser or any Subsidiary, specifically including the Properties, that require reporting or other response under Environmental Laws.

     (e) Except as set forth in the Purchaser Disclosure Schedule, to the knowledge of the Purchaser, Environmental Hazardous Materials have not at any time been generated, used, treated, recycled or stored on, or transported to or from, or disposed of on the Properties.

     (f) Except as set forth in the Purchaser Disclosure Schedule, to the knowledge of the Purchaser: there are not now and never have been any underground storage tanks or pipelines located at, on or under the Properties; there is no asbestos contained in, forming part of, or contaminating any part of the Properties; no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Properties; and, no wetland areas as defined by federal, state or local law are located on the Properties.

     (g) Except as set forth in the Purchaser Disclosure Schedule, to the knowledge of the Purchaser, no real property at any time owned, operated, leased, used or controlled by the Purchaser or a Subsidiary is currently listed on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, or to the knowledge of the Purchaser on any comparable state or local list and neither the Purchaser or any Subsidiary has received any written notice from any person under or relating to a violation of CERCLA or any comparable state or local law.

     (h) To the knowledge of the Purchaser, no off-site location at which the Purchaser or any Subsidiary has disposed or arranged for the disposal of any waste is listed on the National Priorities List or on any comparable state or local list and neither the Purchaser nor any Subsidiary has received any written notice from any person with respect to any off-site location, of potential or actual liability or a written request for information from any government or person under or relating to CERCLA or any comparable state or local law.

     (i) Except as set forth in the Purchaser Disclosure Schedule, to the knowledge of the Purchaser the Properties are not subject to any United States or state environmental liens.

     (j) Except as set forth in the Purchaser Disclosure Schedule, the Purchaser and the Subsidiaries are not a party, whether as a direct signatory or as successor, assign or third-party beneficiary, or otherwise bound, to any contract (excluding insurance policies disclosed on the Purchaser Disclosure Schedule) under which the Purchaser or any Subsidiary is obligated by, or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Laws or the environmental conditions of the Properties.

     (k) Except as set forth in the Purchaser Disclosure Schedule, neither the Purchaser nor any Subsidiary has released any other person from any claim under any Environmental Law or waived any rights concerning the environmental condition of the Properties, which release or waiver would have a Material Adverse Effect on the Purchaser.

     SECTION 4.10 ERISA Matters. The Purchaser, each of its Subsidiaries and all Employee Benefit Plans as defined in Section 3(3) of ERISA, that cover any of its or their employees (which Employee Benefit Plans are listed on the Purchaser Disclosure Schedule), comply in all material respects with all laws, requirements and orders under ERISA and the Code, the breach or violation of which would have a Material Adverse Effect on the Purchaser and its Subsidiaries, taken as a whole; the present value of all the assets of each of its Employee Benefit Plans that it is subject to Title IV of ERISA equals or exceeds to the knowledge of the Purchaser the present value of all of the benefits accrued under each such Employee Benefit Plan as of the end of most recent plan year with respect to such plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the last actuarial evaluation for each such plan; none of the employees of the Purchaser or any of its Subsidiaries is covered by a collective bargaining agreement; neither the Purchaser nor any of its Subsidiaries has ever contributed to a "multiemployer plan" as defined in Section 3(37) of ERISA; neither the Employee Benefit Plans nor any fiduciary or administrator thereof has engaged in a "prohibited transaction" as defined in Section 406 of ERISA or, where applicable, Section 4975 of the Code for which no exemption is applicable, that may have any Material Adverse Effect on the Purchaser and its Subsidiaries, taken as a whole, nor to the knowledge of the Purchaser have there been any "reportable events" as defined in Section 4043 of ERISA for which the thirty-day notice has not been waived.

     SECTION 4.11 Taxes, Tax Returns.

     (a) Except as set forth on the Purchaser Disclosure Schedule or the Purchaser SEC Reports, each of the Purchaser and its Subsidiaries for which it files returns has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it and such Subsidiaries on or prior to the date hereof (all such returns to the knowledge of the Purchaser being accurate and complete in all material respects) and, to the knowledge of the Purchaser, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any governmental authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Purchaser Disclosure Schedule or the Purchaser SEC Reports,
(ii) have not been finally determined or (iii) that would have a Material Adverse Effect on the Purchaser. The liabilities and reserves for taxes in the Purchaser Financial Statements are sufficient in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 1996 or for any year or period prior thereto, and for which the Purchaser or any of its Subsidiaries may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

     (b) To the knowledge of the Purchaser, (i) proper and accurate amounts have been withheld by the Purchaser and its Subsidiaries from their employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Purchaser and each of its Subsidiaries for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Purchaser in the most recent Purchaser Financial Statements.

     SECTION 4.12 Undisclosed Liabilities. The Purchaser is not liable for or subject to any Liabilities, except (a) Liabilities adequately disclosed or reserved for in the most recent Purchaser Financial Statements or Purchaser SEC Reports and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Purchaser Disclosure Schedule or the Purchaser SEC Reports (and Purchaser represents that it has adequately reserved for any such liabilities if so required by generally accepted accounting principles), or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Purchaser since the date of the most recent Purchaser Financial Statements. Since the date of the most recent Purchaser Financial Statements, no Material Adverse Event has occurred with respect to Purchaser.

     SECTION 4.13 Tax Audits. Except as disclosed in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, (i) no audit of any material federal, state or local U.S. return of the Purchaser or any Subsidiary is currently in progress, nor has the Purchaser or any Subsidiary been notified that such an audit is contemplated by any taxing authority, (ii) neither the Purchaser nor any Subsidiary has extended any statute of limitations with respect to the period for assessment of any federal, state or local U.S. tax, (iii) neither the Purchaser nor any Subsidiary contemplates the filing of an amendment to any return, which amendment would have a Material Adverse Effect on the Purchaser, and (iv) neither the Purchaser nor any Subsidiary has any actual or potential material liability for any tax obligation of any taxpayer (including, without limitation, any affiliated group of corporations or other entities which included the Purchaser or any Subsidiary during a prior period) other than the Purchaser or its Subsidiaries. Except as disclosed in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, there are no material tax claims pending against the Purchaser or any Subsidiary and there are no material tax claims to the knowledge of the Purchaser threatened to be asserted against the Purchaser or any Subsidiary. For purposes of this Section 4.13, "tax" and "taxes" shall include all income, gross receipt, franchise, excise, real and personal property, sales, ad valorem, employment, withholding and other taxes imposed by any foreign, federal, state, municipal, local, or other governmental authority including assessments in the nature of taxes.

     SECTION 4.14 No Default; Compliance.

     (a) Except as set forth in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, neither the Purchaser nor any of its Subsidiaries is in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which either the Purchaser or any of its Subsidiaries is a party or by which either the Purchaser or any of its Subsidiaries or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

     (b) Except as set forth in the Purchaser Disclosure Schedule or the Purchaser SEC Reports, the Purchaser and each of its Subsidiaries have complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or governmental authority applicable to their respective businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

     SECTION 4.15 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof (except to the extent any such representation or warranty speaks of another date) and, subject to an update to the Purchaser Disclosure Schedule and the Purchaser SEC Reports, from time to time, at all times prior to the Closing as if made from time to time, prior to the Closing including, without limitation, at the Closing.

     SECTION 4.17 Title to Property. Except as disclosed on the Purchaser Disclosure Schedule or in the most recent Purchaser Financial Statements, (i) the Purchaser and each of its Subsidiaries has good and indefeasible title to its real property and other property and assets that are material to the Purchaser's business on a consolidated basis, (ii) such real property and other property and assets are insured to the extent they are of a type for which insurance is generally available, (iii) such real property and other property and assets are free and clear of all security interests, liens, encumbrances and encroachments of a material nature, except for liens for current taxes not yet due and payable.

     SECTION 4.18 Insurance. The Company has not received notice of any pending or threatened termination or retroactive premium increase with respect to any insurance policies in force naming the Purchaser or any of its Subsidiaries or any employees of any of them as an insured or beneficiary hereto, and the Company and its Subsidiaries are in compliance in all material respects with all conditions contained therein. There are no pending material claims against such insurance by the Purchaser or any of its Subsidiaries as to which insurers have denied liability, no defenses provided by insurers under reservations of rights, and no material claim under such insurance that has not been properly filed by the Purchaser or any of its Subsidiaries.

     SECTION 4.19 Employees. Except as described in the Disclosure Statement, there are no claims or disputes pending with any employee regarding workers' compensation, unemployment benefits, discrimination (including discrimination based on any disability), or compensation, and no employment or collective bargaining agreements are in effect covering any such person.

     SECTION 4.20 Purchaser Common Stock. The Purchaser Common Stock will have been duly authorized and, when issued in accordance with the terms of this Agreement, will (i) be validly authorized and issued and fully paid and nonassessable, (ii) have been issued pursuant to an effective registration statement and (iii) have been properly registered for trading on the American Stock Exchange. No shareholder of Purchaser will have any preemptive rights or dissenter's right with respect to the issuance of the Purchaser Common Stock.

     SECTION 4.21 Registration Statement. The Purchaser has a presently-effective Registration Statement on Form S-4 (Commission File No. 333-28525) (the "Registration Statement"), pursuant to which the Purchaser shall issue the Purchaser Common Stock issued to the Shareholder on the Closing Date pursuant to this Agreement. The Registration Statement currently does not, and will not, on the Closing Date, contain any untrue statement of a material fact, or omit to state any materi al fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V.
                                    COVENANTS

     SECTION 5.1 Conduct of Business of the Company. Except as contemplated by this Agreement or disclosed in the Company Disclosure Schedule, during the period from the date of this Agreement to the Closing, the Company and its Subsidiaries will each conduct their operations according to their ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or disclosed in the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries will, prior to the Closing, without the prior written consent of Purchaser (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, other than pursuant to commitments outstanding at the date hereof and referred to in
Section 3.2, or (ii) any other securities in respect of, in lieu of or in substitution for, capital stock outstanding on the date hereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any outstanding securities; (c) declare or pay any dividend or distribution on any shares of its capital stock; (d) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination, any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business; (e) propose or adopt any amendments to its charter or by-laws; (f) enter into, assign or terminate, or amend in any material respect, any Contract other than in the ordinary course of business; (g) acquire, dispose of, encumber or relinquish any material asset (other than sale of real properties at prices equal to or greater than their carrying values); (h) waive, compromise or settle any right or claim that would materially adversely affect the ownership, operation or value of any asset; (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Company Disclosure Schedule or in the ordinary course of business; (j) allow or permit the expiration, termination or cancellation at any time prior to the Closing of any of the insurance policies or coverages or surety bonds currently maintained by or on behalf of the Company unless replaced with a policy, coverage or bond having substantially the same coverage and similar terms and conditions; (k) increase, directly or indirectly, the salary or other compensation of any officer or member of management, enter into any employment agreement with any person or pay or enter into any agreement to pay any bonuses or other extraordinary compensation to any officer of the Company or to any member of management or other employees, or institute any general increase in rates of compensation for its employees, or increase, directly or indirectly, any provisions or other benefits of any of such persons other than in the ordinary course of business; or (l) waive, settle or compromise any material litigation or other claim on a basis materially adverse to the Company. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY MAY DECLARE AND PAY A DIVIDEND OR DISTRIBUTION ON ITS SHARES OF CAPITAL STOCK OR REDEEM A PORTION OF SUCH CAPITAL STOCK ON OR BEFORE CLOSING UP TO THE NET PROCEEDS RECEIVED FROM THE SALE OF THE PROPERTIES TO HEALTH CARE REIT, INC., LESS ALL LEGAL FEES PAID OR PAYABLE BY THE COMPANY RELATING IN ANY WAY TO THE TRANSACTION SET FORTH IN THIS AGREEMENT. "NET PROCEEDS" IS DEFINED FOR THESE PURPOSES AS ALL CASH RECEIVED LESS ALL SECURED AND SHAREHOLDER DEBT, TITLE INSURANCE PREMIUMS AND SURVEY FEES, BUT EXPLICITLY EXCLUDING ANY ENVIRONMENTAL SURVEY FEES AND APPRAISAL FEES. SUCH NET PROCEEDS ARE SET FORTH ON THE ATTACHED SCHEDULE 5.1.


     SECTION 5.2 Access to Information.

     (a) Between the date of this Agreement and the Closing, the parties will afford to one another and their authorized representatives reasonable access (subject to tenants' rights) to the assisted living facilities, offices, and other real property and to the books and records of such party and its Subsidiaries, will permit the parties and their representatives to make such reasonable inspections as they may require and will cause their officers and those of their Subsidiaries to furnish the parties and their representatives with such financial and operating data, environmental assessments and other information with respect to the business and real property of the parties and their Subsidiaries as they and their representatives may from time to time reasonably request. No inspection or examination by either party will constitute a waiver of any claim against the other party for misrepresentation or breach of this Agreement.

     (b) The parties will hold and will cause their representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of counsel, by other requirements of law, all documents and information concerning the parties furnished to them and their representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been
(i)  in  the  public   domain   through  no  fault  of  the   parties  or  their
representatives, or (ii) later lawfully acquired by the parties or their representatives from other sources unless they or their representatives know that such other sources are not entitled to disclose such information) and will not release or disclose such information to any other person, except their auditors, attorneys, financial advisors and other consultants and advisors in connection with this Agreement, provided that such person shall have first been advised of the confidentiality provision of this Section 5.2. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information can be shown to have been (i) in the public domain through no fault of Purchaser or their representatives, or (ii) later lawfully acquired by the parties or representatives from other sources, and, if requested by the other party will, and will cause its agents, auditors, consultants, representatives and advisors to, return to the other or destroy all copies of written information furnished.

     (c) Purchaser agrees to furnish the Shareholder with, upon their request, the Purchaser SEC Reports and, at the time of filing, copies of all reports and filing (including exhibits and schedules) filed by Purchaser with the SEC between the date hereof and the Closing.

     SECTION 5.3 Best Efforts. Subject to the terms and conditions herein provided, and to the fiduciary duties of the Boards of Directors of the parties under applicable law, each of the parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including without limitation, causing the conditions set forth in Article VI to be met. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     SECTION 5.4 Consents. Purchaser and the Company each will use reasonable efforts to obtain such consents of third parties to agreements which would otherwise be violated by closing this Agreement, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with governmental authorities necessary to consummate the transactions contemplated by this Agreement.

     SECTION 5.5 Public Announcements. Purchaser and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the existence of this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange.

     SECTION 5.6 Noncompete Agreements.

     (a) For a period of one year following the date of Closing, the Shareholder shall not directly or indirectly (i) act or serve as an employee (except in a capacity which does not involve management, executive policy-making, sales, marketing, product development, finance, or accounting activities or advice to management, sales, marketing, development or accounting personnel), officer, director, manager, trustee, agent, operator, advisor, or consultant for any
Competing Business (as defined below) operating within the Area (as defined below); (ii) have any beneficial ownership or equity interest (except for a passive ownership interest of less than five percent in any company) in any Competing Business operating within the Area, whether such interest is derived as a sole proprietor, partner, shareholder, beneficiary, or otherwise, or have any right, option, agreement, understanding, or arrangement to acquire any such interest; (iii) solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate to or for a Competing Business the business of any person or entity located within the Area which was a customer of the Company on or within one year prior to the Closing Date (or later termination of employment) or the business of which the Company had solicited within one year prior to the Closing Date (or later termination of employment) or (iv) solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate to or for a Competing Business the employment, directly or indirectly, of any person located within the Area which was an employee of the Company on or within one year prior to the Closing Date (or later termination of employment of such Shareholder); provided, however, this Section 5.6(a) shall not restrict any such activities by the Shareholder in relation to his business activities as of the date hereof, including all such business activities involving or related to:

     (A) the Shareholder's Class A limited partnership interest in Villa Residential Care Homes-Corpus Christi South, L.P., Villa Residential Care Homes-Fort Worth East, L.P., Villa Residential Care

          Homes-Granbury, L.P. and Villa Residential Care Homes-Oak Park, L.P., each of which are Texas limited partnerships;

     (B) the Shareholder's ownership interest in VRCH-Dallas, Inc., Villa Residential Care Homes, Arlington, Inc., VRCH South, Inc., VRCH-FW East, Inc., VRCH-Granbury, Inc. and VRCH-Oak Park, Inc., each of which are Texas corporations; or

     (C) the Shareholder's limited partnership interest in Villa Residential Care Homes-Arlington I, L.P. and Villa Residential Care Homes-Dallas, L.P., each of which are Texas limited partnerships.

     (b) (i) Notwithstanding anything to the contrary herein (including, specifically, Section 5.06(a)), the Shareholder shall be entitled to engage in the development and operation of assisted living facilities wholly-owned by the Shareholder (a "Facility") in a Permissible Development Area (as defined below), subject to the provisions and limitations set forth herein. In the event that the Shareholder wishes to develop a Facility in the limits of any city or town that Purchaser (or any Subsidiary of Purchaser) is not engaged in the management, operation or lease of an assisted living facility (the "Permissible Development Area"), Purchaser shall be notified in writing no later than ninety
(90) days prior to the entering into any agreement for the acquisition or lease of a site for the development of the Facility. Such notification shall include, in reasonable detail, a description of the proposed development, market studies, and such other information as may be reasonably necessary to evaluate the proposed development. Upon such notification, Purchaser shall have the option, exercisable within thirty (30) days after receipt of such notification, to elect to manage the Facility upon terms and conditions customary in the industry. Further, Purchaser shall have the right of "first refusal" to purchase, lease or manage any Facility developed by the Shareholder during the term of the restriction set forth in Section 5.06(a) above in accordance with Section 5.06(b)(ii) below.

     (b) (ii) During the term of the restriction set forth in Section 5.06(a) above, before offering the Facility for sale, lease or management (but not for mortgage), Shareholder shall give Purchaser notice of its intention to do so, specifying the minimum purchase price, cash down and deferred payment terms, if any, including interest rate, amortization period and balloon payment date, types or amounts of security required and guarantees, term of lease and rental rates, or terms of management agreement, and all other material terms and conditions which Shareholder is willing to accept ("Shareholder's Offer"). Purchaser, its successors and assigns, shall have a period of thirty (30) days following the date of Shareholder's Offer to elect to purchase, lease or manage the Facility for the price, lease or management terms and other terms set forth therein. If Purchaser accepts Shareholder's Offer, in the case of a sale, the purchase and sale shall take place on the date and in accordance with the procedures set forth therein but in any event Purchaser shall have at least ninety (90) days after the date of acceptance of Shareholder's Offer to conduct due diligence, to obtain financing, and close. In the case of a lease or management agreement, Purchaser shall have sixty (60) days after the date of acceptance of Shareholder's Offer to conduct its due diligence. If Purchaser fails to give Shareholder notice of acceptance within thirty (30) days after the date of Shareholder's Offer, or (except as hereinafter expressly provided) if Purchaser gives notice of acceptance and thereafter fails to close within such sixty (60) day period or to enter into a management agreement or lease agreement, for any reason other than Shareholder's default, such offer and all rights of Purchaser under this Section shall lapse, and Shareholder shall thereafter be free to sell and convey, or to lease or enter into a management agreement for the Facility with any party on the terms set forth in Shareholder's Offer. If Shareholder does not enter into a binding purchase and sale agreement, lease agreement or management agreement, upon the terms set forth in Shareholder's Offer or Shareholder desires to accept materially different terms, then all of the provisions of this Section shall again apply. In addition, if at any time during the term set forth in Section 5.06(a) above, Shareholder receives an offer to purchase, lease, or manage the Facility (an "Unsolicited Offer") on terms which Shareholder desires to accept, Shareholder shall, before unconditionally accepting such Unsolicited Offer, first offer to sell the Facility to Purchaser on the same terms and conditions as are set forth therein, which offer shall constitute Shareholder's Offer with exactly the same force and effect as an offer made in accordance with the first sentence of this Section.

     (c) For the purposes of this Section 5.6, "Competing Business" means any business which is engaged in the ownership or management of retirement, assisted living or Alzheimer's care residences and facilities. "Area" shall mean any state of the United States in which the Purchaser or its Subsidiaries owned or managed one or more assisted living facilities at the date of this Agreement or at any time thereafter that the Shareholder is employed by the Purchaser or a Subsidiary.

     (d) If any Shareholder commits a breach, or threatens to commit a breach of the provisions of subsection (a) above, Purchaser shall have the right and remedy to have the provisions of subsection (a) specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and that money damages will not provide an adequate remedy to Purchaser.

     (e) If any of the covenants contained in subsection (a) above, or any part thereof, are hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

     (f) If any of the covenants contained in subsection (a) above, or any part thereof, are held to be unenforceable because of the scope or duration of such provision or the geographic area covered thereby, the parties agree that the court making such determination shall have the power to reduce the scope, duration, or area of such provision and, in its reduced form, said provision shall then be enforceable.

     SECTION 5.7 Management and Operations of the Properties. Except in the case of a change of control of Purchaser, the Purchaser shall cause the Company to continue to manage and operate the Properties and each of the other properties that is subject to a management agreement set forth on Exhibit C attached hereto for a minimum period of two (2) years from the Closing Date, in each case, pursuant to the respective subleases and management agreements set forth in such Exhibit C. Additionally, Purchaser shall cause each of the management agreements and subleases to remain in full force and effect during such two (2) year period.

     SECTION 5.8 Voting of Shares. The Shareholder agrees that, if it becomes necessary for the Purchaser to submit to a vote of its stockholders a proposal to approve the spin-off of the shares of Residential Healthcare Properties, Inc., he will vote all of his shares of the Common Stock of the Purchaser in favor of such proposal.

                                   ARTICLE VI.
                  CONDITIONS TO CONSUMMATION OF THIS AGREEMENT

     SECTION 6.1 Conditions to Consummation of this Agreement by Purchaser. The obligation of Purchaser to consummate the transactions contemplated herein is subject to the satisfaction of the following conditions at or before the Closing
Date:

     (a) The Board of Directors of the Purchaser shall have approved this Agreement.

     (b) Since the date of this Agreement, there shall have been no material adverse change in the business, properties, or financial condition of the Company.

     (c) All parties shall have delivered all documents and taken all other actions required by this Agreement.

     (d) All representations and warranties of each party contained herein shall be true in all material respects as of the Closing Date, except as to transactions contemplated by this Agreement or representations which are as of a specific date.

     (e) Purchaser shall have been furnished with such certificates of officers of Company, in form and substance reasonably satisfactory to Purchaser, dated as of the Closing Date, certifying to such matters as Purchaser may reasonably request, including but not limited to the fulfillment of the conditions specified in this Section.

     (f) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic governmental authority which prohibits or restricts the consummation of this Agreement.

     (g) At the Closing, each Shareholder shall deliver a release of all claims he may have against the Company or any Subsidiary.

     (h) The transactions contemplated by the agreements listed on the attached Exhibit B shall also close.

     (i) The Shareholder shall have caused to be delivered to the Purchaser an opinion of counsel to the Shareholder dated as of the Effective Date, in form and substance reasonably satisfactory to the Purchaser, as to each of the matters set forth in Sections 3.1, 3.2, 3.3 and 3.6 and such other matters as the Purchaser may reasonably request, which opinion may contain customary exceptions and qualifications.

     SECTION 6.2 Conditions to Consummation of this Agreement by Shareholder and Company. The obligation of the Shareholder and the Company to consummate the transactions contemplated herein is subject to the satisfaction of the following conditions at or before the Closing Date:

     (a) Since the date of this Agreement, there shall have been no material adverse change in the business, properties, or financial condition of Purchaser.

     (b) All parties shall have delivered all documents and taken all other actions required by this Agreement.

     (c) All representations and warranties of each party contained herein shall be true in all material respects as of the Closing Date, except as to transactions contemplated by this Agreement or representations which are as of a specific date.

     (d) The Shareholder shall have been furnished with such certificates of officers of Purchaser, in form and substance reasonably satisfactory to the Shareholder, dated as of the Closing Date, certifying to such matters as the Company may reasonably request, including but not limited to the fulfillment of the conditions specified in this Section.

     (e) All consents, approvals, authorizations and permits of or filing with or notifications to any Government Authority necessary for the performance by the Purchaser of this Agreement shall have been obtained, and no statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic governmental authority which prohibits or restricts the consummation of this Agreement.

     (f) The transactions contemplated by the agreements listed on the attached Exhibit B shall also close.

     (g) The Purchaser shall have caused to be delivered to the Company and the Shareholder, an opinion of counsel to the Purchaser dated as of the Effective Date, in form and substance satisfactory to the Shareholder, as to each of the matters set forth in Sections 4.1, 4.2, 4.3 and 4.6 and such other matters as the Shareholder may reasonably request, which opinion may contain customary exceptions and qualifications.

                                  ARTICLE VII.
                         TERMINATION, AMENDMENTS; WAIVER

     SECTION 7.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time notwithstanding approval thereof by the Purchaser and the Shareholder, but prior to the Closing:

     (a) by mutual written consent duly authorized by the Shareholder and the Board of Directors of Purchaser and the Company;

     (b) by Purchaser or the Shareholder if the Closing shall not have occurred on or before December 31, 1997, unless such failure is caused by the party seeking termination;

     (c) by Purchaser or the Shareholder if any court of competent jurisdiction or other governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or if litigation or proceedings shall be pending that are reasonably likely to result in any of the foregoing;

     (d) by the Shareholder, if Purchaser shall not have performed all obligations required to be performed by them under this Agreement, except where any failures to perform would, in the aggregate, not materially impair or delay the ability of Purchaser and the Shareholder to effect this Agreement;

     (e) by the Shareholder or Purchaser, if there shall have been a breach of any of the covenants contained herein or if any representation or warranty made by any other party is untrue in any material respect;

     SECTION 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, or shareholders, other than for intentional breach or the provisions of Sections 5.2(b).

     SECTION 7.3 Amendment. This Agreement may be amended only by means of an instrument in writing signed on behalf of all the parties.

     SECTION 7.4 Extension; Waiver. At any time prior to the Closing, the parties hereto, by action taken by or on behalf of the Shareholder and the Board of Directors of the Company and the Purchaser, may (a) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto, (b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by an other applicable party, or (c) waive compliance with any of the agreements of any other applicable party or with any conditions to its own obligations. Any agreement on the part of any other applicable party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII.
                                 INDEMNIFICATION

     SECTION 8.1 Purchaser's Right to Indemnification. The Shareholder shall and does hereby indemnify and hold harmless, Purchaser, and its shareholders, directors, officers, employees, agents and representatives from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Purchaser or any such other indemnified party may suffer or incur as a result of or relating to
(i) the material breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Company and/or the Shareholder herein or pursuant hereto, (ii) any loss, liability or claim resulting from the operation of the Company prior to the Closing Date, and (iii) any loss, including attorneys' fees and expenses, resulting from any litigation against the Company pending on the Closing Date, whether or not disclosed to Purchaser. The Shareholder's liability under this Section shall be limited to the value of the Purchaser Common Stock included in the Purchase Price and received by such Shareholder. The Shareholder may satisfy any such obligation under this Section by transferring Purchaser Common Stock valued on the basis of the greater of (i) the Current Market Price on the Closing Date or (ii) the Current Market Price on the 20th trading day after the date notice was given of the claim. Except with respect to any amounts due by the Shareholder pursuant to Section 2.2 and 2.3 hereof, the obligation of the Company and the Shareholder to indemnify the Purchaser pursuant to this Section 8.1 shall be effective only if the aggregate amount of such indemnity exceeds $25,000; provided, however, once the aggregate amount of such indemnity exceeds $25,000, the indemnification obligations of each of the Shareholder and the Company shall be effective as to all amounts incurred by the Purchaser, subject to the limitations set forth in this Section 8.1.

     SECTION 8.2 Company's or Shareholder's Right to Indemnification. Purchaser shall and does hereby indemnify and hold Company and the Shareholder, and their directors, officers, employees, agents and representatives harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Company or any such indemnified party may suffer or incur as a result of or relating to: (a) the breach or inaccuracy, or any alleged breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by Purchaser herein or pursuant hereto; (b) any personal guaranty or personal obligations of the
Shareholder in connection with a Company obligation, including without limitations any amounts drawn on the Company's letters of credit that are guaranteed by the Shareholder; and (c) those liabilities, obligations, claims, contingencies and encumbrances accruing or arising after the Closing in connection with the business of the Purchaser, except to the extent that such liabilities, obligations, claims, contingencies or encumbrances are attributable to a breach of warranty, representation or covenant by Company and/or the Shareholder prior to the Closing.

     SECTION 8.3 Notice. The party seeking indemnification hereunder ("Indemnitee") shall promptly, and within 30 days after notice to it (notice to Indemnitee being the filing of any action, receipt of any claim in writing or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party from whom indemnification is sought ("Indemnitor") of such claim. Indemnitee shall bill Indemnitor for any such claims no more frequently than on a monthly basis, and Indemnitor shall promptly pay (or cause to be paid) Indemnitee upon receipt of any such bill. The failure of Indemnitee to give the notification to Indemnitor contemplated above in this Section shall not relieve Indemnitor from any liability or obligation that it may have pursuant to this Agreement unless the failure to give such notice within such time shall have been materially prejudicial to it, and in no event shall the failure to give such notification relieve Indemnitor from any liability it may have other than pursuant to this Agreement.

     SECTION 8.4 Third-Party Claims. If any claim for indemnification by Indemnitee arises out of an action or claim by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct the defense thereof and to take all other steps or proceedings to defeat or compromise any such action or claim, including the employment of counsel; provided that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense or compromise of such actions and claims, and Indemnitee shall have the right to participate, at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor; provided, however, if defendants in any action include the Indemnitee and the Indemnitor, and the Indemnitee shall have been advised by its counsel in writing that there are material legal defenses available to the Indemnitee which are different from or in addition to those available to the Indemnitor, the Indemnitee shall have the right to employ its own counsel in such action, and, in such event, the fees and expenses of such counsel shall be born by the Indemnitor. If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against any such claim or litigation in such manner as it may deem appropriate and the Indemnitee may settle such claim or litigation on such terms as it may deem appropriate; provided, however, that any such settlement shall be subject to the prior consent of the Indemnitor, which consent shall not be unreasonably withheld. Indemnitee shall provide all reasonable cooperation to Indemnitor in connection with such proceedings.
Counsel and auditor costs and expenses and court costs and fees of all proceedings with respect to any such action or claim shall be borne by Indemnitor. If any such claim is made hereunder and Indemnitor does not elect to undertake the defense thereof by written notice to Indemnitee, Indemnitee shall be entitled to control such proceedings and shall be entitled to indemnity with respect thereto pursuant to the terms of this Article VIII. To the extent that Indemnitor undertakes the defense of such claim by written notice to Indemnitee and diligently pursues such defense at its expense, Indemnitee shall be entitled to indemnification hereunder only to the extent that such defense is unsuccessful as determined by a final judgment of a court of competent jurisdiction, or by written acknowledgment of the parties. Within ten (10) days after final determination with respect to a third party claim, the Indemnitor shall pay to the Indemnitee the costs incurred by Indemnitee in respect of which indemnity may be sought pursuant to this Article VIII. In the case of a non-third party claim, payment of damages incurred by the Indemnitee shall be made by the Indemnitor within ten (10) days after receipt of the indemnity notice by Indemnitor.

     SECTION 8.5 Time to Assert Claims; Survivability. Any claim asserted pursuant to Section 8.1 or Section 8.2 above must be asserted by written notice given by one party to the other on or before the second anniversary of the Closing Date. All representations and warranties of the parties contained herein shall survive the Closing for a period of two years.

     SECTION 8.6 Access to Records. Shareholder, or its agents, shall be afforded reasonable access to the Purchaser's books and records during normal business hours upon reasonable notice for the purpose of verifying any claim against Shareholder hereunder. Shareholder, or its agents, may be required to sign an appropriate confidentiality agreement prior to any inspection of books and records hereunder.

     SECTION 8.7 Arbitration. All disputes under this Agreement shall be settled by arbitration in Dallas, Texas before three arbitrators pursuant to the rules of the American Arbitration Association. Each party shall select one arbitrator and the two arbitrators shall select a third. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this Section
8.7. Any award rendered by the arbitrators shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion giving the reasons for the award. This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrators shall be final and binding and there shall be no right of appeal therefrom, except for alleged errors of law. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if in the opinion of the arbitrators any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorney's fees) and of the arbitrators against the party raising such unreasonable claim, defense or objection.

                                   ARTICLE IX.
                                  MISCELLANEOUS

     SECTION 9.1 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.2 Brokerage Fees and Commissions. The Shareholder shall be responsible for payment to C. Kent Harrington with funds that are not the Company's any brokerage commissions resulting from this Agreement, except for commissions payable to Joe P. Foor, for which Purchaser shall be responsible. Purchaser represents that it has incurred no obligation for brokerage commissions except to Joe P. Foor.

     SECTION 9.3 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

     SECTION 9.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

     SECTION 9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         (a)      If to the Company:

                           Villa Residential Care Homes, Inc.
                           2621 State Street
                           Dallas, Texas  75204
                           Attention: William A. Shirley, Jr.

                  If to the Shareholder:

                           William A. Shirley, Jr.
                           2621 State Street
                           Dallas, Texas  75204

                  in each case, with a copy to:

                           Andrews & Kurth, L.L.P.
                           1717 Main Street, Suite 3700
                           Dallas, Texas  75201
                           Attention:   Kathleen J. Wu

         (b)      If to Purchaser:

                           Greenbriar Corporation
                           4265 Kellway Circle
                           Addison, Texas  75244
                           Attention:  Gene S. Bertcher

                  with a copy to:

                           Mark E.  Bennett, Esq.
                           14933 Oaks North Drive
                           Dallas, Texas 75240

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     SECTION 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 9.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     SECTION 9.9 Expenses. Except as otherwise provided herein, the Purchaser and Shareholder shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

     SECTION 9.10 Certain Definitions.

     (a) "Material Adverse Effect" shall mean any adverse change in the financial condition, assets, business or operations of any party and its Subsidiaries which is material to such party taken as a whole.

     (b) "Subsidiary" shall mean, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. When referring to Purchaser, Subsidiary shall also mean Residential Healthcare Properties, Inc., a Nevada corporation, and all of its subsidiaries, whether currently owned by Purchaser or not. Such term shall also refer to any other partnership, limited partnership, joint venture, trust, or other business entity in which a party hereto owns a material interest.

     SECTION 9.12 Disclosure Schedule. Both the Company Disclosure Schedule and the Purchaser Disclosure Schedule shall contain all information required to disclose fully any exception or qualification to this Agreement and shall cross reference the section of this Agreement so qualified.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year set forth above.

                                         GREENBRIAR CORPORATION,
                                         a Nevada corporation


                                         By:
                                             James R. Gilley, Chairman


                                         VILLA RESIDENTIAL CARE HOMES, INC.,
                                         a Texas corporation


                                         By:
                                             William A. Shirley, Jr.
                                             President


                                         SHAREHOLDER:


                                         -------------------------------------
                                         William A. Shirley, Jr.


     The undersigned spouse of William A. Shirley, Jr., the Shareholder executing the foregoing Agreement, hereby executes this Agreement in evidence of her agreement and consent to the disposition of the shares of capital stock of the Company referred to herein and to all other provisions hereof.


                                         -------------------------------------
                                         Colleen Shirley

                                    EXHIBIT A
                                    ---------

                                 THE PROPERTIES

                          [Exhibit begins on next page]

                                    EXHIBIT B
                                    ---------

                    TRANSACTIONS TO BE COMPLETED PRIOR TO OR
             CONTEMPORANEOUSLY WITH THE EXECUTION OF THIS AGREEMENT.

     1. Each of the Management Agreements and Subleases described in Exhibit C to this Agreement.

     2. First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes - Corpus Christi South, L.P.

     3. First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes - Fort Worth East, L.P.

     4. First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes - Granbury, L.P.

     5. First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes - Oak Park, L.P.

     6. Exchange Agreement by and between Greenbriar Corporation, William A. Shirley, Jr. and C. Kent Harrington regarding the Class A Limited Partnership Units of Villa Residential Care Homes - Corpus Christi South, L.P.

     7. Exchange Agreement by and between Greenbriar Corporation, William A. Shirley, Jr. and C. Kent Harrington regarding the Class A Limited Partnership Units of Villa Residential Care Homes - Fort Worth, East, L.P.

     8. Exchange Agreement by and between Greenbriar Corporation, William A. Shirley, Jr. and C. Kent Harrington regarding the Class A Limited Partnership Units of Villa Residential Care Homes - Granbury, L.P.

     9. Exchange Agreement by and between Greenbriar Corporation, William A. Shirley, Jr. and C. Kent Harrington regarding the Class A Limited Partnership Units of Villa Residential Care Homes - Oak Park, L.P.

     10. Registration  Rights Agreement by and between William A. Shirley,  Jr.,
C. Kent Harrington and Greenbriar Corporation.

     11. Agreement and Assignment of Partnership Interest by and between William
A. Shirley, Jr., Lucy M. Brody, C. Kent Harrington and Greenbriar Corporation. regarding the partnership interest in Villa Residential Care Homes - Arlington I, L.P.

                                    EXHIBIT C
                                    ---------

                       MANAGEMENT AGREEMENTS AND SUBLEASES

Management Agreements:
----------------------

     1. Management Services Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Manager, and Residential Healthcare Properties, Inc., as the Operator, with respect to that certain assisted living facility located in Corpus Christi, Texas, known as Corpus Christi Northwest.

     2. Management Services Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Manager, and Villa Residential Care Homes - Corpus Christi South, L.P., as the Operator, with respect to that certain assisted living facility located in Corpus Christi, Texas, known as Corpus Christi South III aka Everhart.

     3. Management Services Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Manager, and Villa Residential Care Homes - Fort Worth East, L.P., as the Operator, with respect to that certain assisted living facility located in Fort Worth, Texas, known as Tandy Village.

     4. Management Services Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Manager, and Villa Residential Care Homes - Granbury, L.P., as the Operator, with respect to that certain assisted living facility located in Granbury, Texas, known as The Oaks of Granbury.


Subleases:
----------

     1. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Lessee, and Residential Healthcare Properties, Inc., as the Lessor, with respect to that certain assisted living facility located in Mt. Pleasant, Texas, known as Mt. Pleasant.

     2. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Lessee, and Residential Healthcare Properties, Inc., as the Lessor, with respect to that certain assisted living facility located in Harlingen, Texas, known as Harlingen.

     3. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Lessee, and Residential Healthcare Properties, Inc., as the Lessor, with respect to that certain assisted living facility located in Wolfforth, Texas, known as Wolfforth.

     4. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Lessee, and Residential Healthcare Properties, Inc., as the Lessor, with respect to that certain assisted living facility located in Tyler, Texas, known as Tyler.

     5. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as Lessee, and Residential Healthcare Properties, Inc., as the Lessor, with respect to that certain apartment complex located in Fort Worth, Texas, known as Palm House.

     6. Lease Agreement dated as of December ___, 1997 between Villa Residential Care Homes, Inc., as the Lessee, and Villa Residential Care Homes - Oak Park, L.P., as the Lessor, with respect to that certain assisted living facility located in Oak Park, Texas, known as Oak Park.

                                  SCHEDULE 5.1
                                  ------------
                                  NET PROCEEDS

                          PURCHASER DISCLOSURE SCHEDULE
                          -----------------------------

EXHIBIT 2.1.2

                               EXCHANGE AGREEMENT
                               ------------------

             Villa Residential Care Homes-Corpus Christi South, L.P.


     This Exchange Agreement (the "Agreement") is made as of the ___ day of December, 1997 by and between Greenbriar Corporation, a Nevada corporation (the "Company"), William A. Shirley, Jr., and C. Kent Harrington and their permitted assignees hereunder, the (collectively, the "Original Partners").

     WHEREAS, the Original Partners wish to induce the Company and/or its subsidiaries to manage and operate the properties managed and operated by Villa Residential Care Homes-Corpus Christi South, L.P. (the "Partnership") and to manage the affairs of the Partnership; and

     WHEREAS, pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes-Corpus Christi South, L.P. (the "Partnership Agreement") dated as of the date hereof, Kellway Corporation, a subsidiary of the Company, was admitted as the Managing General Partner and as the Class B Limited Partner of the Partnership, and the partnership interests of the Original Partners in the Partnership were converted into Class A Limited Partnership Units of the Partnership (the "Class A Units"); and

     WHEREAS, as an inducement to the acceptance by the Original Partners of the Class A Units pursuant to the Partnership Agreement, the Company has agreed to exchange shares of its Common Stock (as defined below) for the Class A Units held by the Original Partners and the Partnership has agreed to allow the Class A Units to be exchanged for shares of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

     "Agreement" shall have the meaning set forth in the Preamble hereto.

     "Change in Control" shall mean, after the date of this Agreement, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Class A Units" shall have the meaning set forth in the Preamble hereto.

     "Closing Date" shall have the meaning given such term in the Partnership Agreement.

     "Common Stock" shall mean the common stock of the Company issued by the Company to one or more of the Original Partners upon exchange of any Class A Units hereunder.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Rights" shall have the meaning set forth in Section 2.1 hereof.

     "Notice of  Exchange"  shall  have the  meaning  set forth in  Section  2.1 hereof.

     "Original Partners" shall have the meaning set forth in the Preamble hereof.

     "Partnership Agreement" shall have the meaning set forth in the Preamble hereof.

     "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated the date hereof by and between each of the parties hereto relating to the resale registration rights of the Original Partners with respect to the Common Stock to be received in connection with the exercise of the Exchange Right pursuant to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Capitalized terms not otherwise defined have the meaning set forth in the Partnership Agreement.

                                   ARTICLE II

                                 EXCHANGE RIGHTS
                                 ---------------

     Section 2.1 Exchange  Rights.  Subject to the limitations set forth in this
Article II, each Original Partner shall have the right (such right, an "Exchange Right") to require the Company to issue shares of Common Stock in exchange for all or a portion of the Class A Units (the "Affected Class A Units") held by such Original Partner upon thirty (30) days prior written notice to the Company, which notice shall be in the form of a Notice of Exchange; provided, however, the Class A Units held by each Original Partner may be exchanged for shares of the Common Stock only on and after the earlier to occur of (i) the first day after the one year anniversary date of this Agreement and (ii) the date on which a Change in Control of Company occurs. The Company shall satisfy the Exchange Right of the Original Partner through the issuance of fully paid and non-assessable shares of Common Stock within 30 days of receipt of the Notice of Exchange, but not sooner than the date such shares are registered for resale under the Registration Rights Agreement. Affected Class A Units are exchangeable for shares of the Common Stock at the rate of one (1) share of Common Stock for each 19.487 of such Affected Class A Units; provided, however, the number of shares of Common Stock shall be determined prior to giving effect to any securities issued or issuable with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise occurring after the date of this Agreement.

     Section 2.2 Company's Covenants Relating to the Rights. The Company shall at all times reserve for issuance such amount of Common Stock as may be necessary to enable the Original Partners to exchange all Class A Units which are from time to time outstanding.

     Section 2.3 Conditions Precedent to Issuance of Common Stock. Notwithstanding anything to the contrary herein provided, the Company shall have no obligation to issue to an Original Partner shares of Common Stock unless, together with a Notice of Exchange, such Original Partner executes and delivers to the Company a subscription letter agreement in the form of Exhibit B hereto.

     Section 2.4 Representations and Warranties of the Company. The Company represents and warrants to the Original Partner exercising its Exchange Right pursuant to this Agreement that the Common Stock which is to be issued and delivered to the Original Partner pursuant to the terms of this Agreement, when so issued and delivered will be validly authorized and issued and will be fully paid and non-assessable and free and clear of any liens, and such Common Stock will not be subject to any limitations on free transferability other than any restrictions imposed pursuant to this Agreement, the Registration Rights Agreement or state or federal securities laws.

                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

     Section 3.1 Amendments and Waivers. This Agreement may be modified or amended only by a writing signed by the Company and the Original Partners who hold an amount of Class A Units at least equal to two-thirds of all the Class A Units then outstanding.

     Section 3.2 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Original Partners' part, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     Section 3.3 Survival of Agreements. All agreements and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

     Section 3.4 Assignment. The Original Partners cannot assign or otherwise transfer their rights under this Agreement without the prior consent of the Company except by inheritance or devise; provided, however that the Original Partner shall be allowed to assign its rights hereunder, to any party to which it may assign its Class A Units pursuant to the Partnership Agreement but only if (i) all requirements for assignments of the Class A Units from the Original Partner to such assignees pursuant to the Partnership Agreement shall have been met and (ii) the Original Partner shall provide advance written notice of any assignment to the Company. Any such assignee complying with the requirements heretofore set forth shall be entitled to further assign, pledge or hypothecate their rights hereunder to an Institutional Lender (as defined in the Partnership Agreement), subject to (a) compliance with the provisions of the Partnership Agreement for pledge or hypothecation of the Class A Units and (b) compliance with item (ii) heretofore provided with respect to assignment to the assignees.

     Section 3.5 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and the Original Partners and their permitted successors, assigns and transferees.

     Section 3.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     Section 3.7 Severability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Such provisions shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     Section 3.8 Certain Litigation Costs. In the event of litigation between the Company and the Original Partners regarding the matters encompassed by this Agreement, the prevailing party in a final non-appealable judgment from a court of competent jurisdiction (following such final judgment) shall be promptly reimbursed by the other party (or parties) thereto for all of its reasonably incurred out-of-pocket costs and expenses connected directly to the litigation matters upon which such party has prevailed.

     Section 3.9 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U. S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addressed set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         if to the Company:

         Greenbriar Corporation
         4265 Kellway Circle
         Addison, TX  75244
         Attention: Gene S. Bertcher
         Telecopy Number:  (972) 407-8426

         if to the Original Partners:

         William A. Shirley, Jr.
         Villa Residential Care Homes, Inc.
         2621 State Street
         Dallas, TX  75204
         Telecopy Number: (214) 871-0090

         and

         C. Kent Harrington
         Harrington, Moran, Barksdale & Day
         306 West 7th Street
         415 Fort Worth Club Building
         Ft. Worth, TX  76102
         Telecopy Number: (817) 335-0800


Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

     Section 3.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or effect the meaning of construction of any of the provisions hereof.

     Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.

     Section 3.12 Effectiveness. This Agreement shall only become effective, if at all, on the Closing Date.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        GREENBRIAR CORPORATION


                                        By:
                                        Name:
                                        Title:



                                        ----------------------------------------
                                        William A. Shirley, Jr.


                                        ----------------------------------------
                                        C. Kent Harrington


     The undersigned hereby executes this Agreement for purposes of consenting to the exchange of the Class A Units for shares of Common Stock pursuant to the terms of this Agreement.


                                   VILLA RESIDENTIAL CARE HOMES-
                                   CORPUS CHRISTI SOUTH, L.P.


                                   By: Kellway Corporation, a Texas corporation,
                                       its managing general partner


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT A

                             FORM OF EXCHANGE NOTICE


     The undersigned hereby irrevocably (i) exchanges ________ Class A Units in Villa Residential Care Homes-Corpus Christi South, L.P., (ii) surrenders such Class A Units and all right, title and interest therein, and (iii) directs that the Common Stock of Greenbriar Corporation (the "Common Stock") deliverable upon exchange be delivered to the address specified below, and registered or placed in the name(s) and at the address(es) specified below.

     The undersigned hereby represents and warrants that (i) it has full power and authority to exchange all of its right, title and interest in such Class A Units into shares of the Common Stock, (ii) such Class A Units so exchanged are free and clear of all liens and other encumbrances of whatever nature, and (iii) it will assume and pay any state or local transfer tax that may be payable as a result of the transfer of such Class A Units; provided, however, that the undersigned shall not be responsible for paying any state or local transfer tax arising out of this exchange.

Dated:

Name of Original Partner:

                                        ----------------------------------------

Signature of Original Partner:



                                        ----------------------------------------
                                        By:
                                        Title:



Address:
                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)       (State)   (Zip Code)

Signature [Attested or Witnessed by]:

                                    EXHIBIT B

                          SUBSCRIPTION LETTER AGREEMENT





                           ------------------, ------



Greenbriar Corporation
4265 Kellway Circle
Addison, TX  75244

         Re: Exchange Agreement dated December ___, 1997

Gentlemen:

     Pursuant to the terms and conditions of that certain Exchange Agreement dated December ___, 1997 (the "Exchange Agreement") between Greenbriar Corporation (the "Company"), William A. Shirley, Jr. and C. Kent Harrington, the undersigned hereby delivers this subscription letter agreement to the Company as a condition to the exercise by the undersigned of the Exchange Rights (as defined in the Exchange Agreement).

     As a condition to its exercise of the Exchange Rights, the undersigned hereby makes the following representations and warranties:

          1. The undersigned is an "Accredited Investor" as such term is defined in Section 501(a) of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Stock (as defined in the Exchange Agreement). The undersigned has had the opportunity to obtain from the Company any and all information, to the extent possessed by the Company or obtainable with reasonable efforts by the Company, necessary to evaluate the merits and risks of an investment in the Common Stock and has concluded, based on such information and other information previously known to the undersigned, to invest in the Common Stock pursuant to the Exchange Agreement.

          2. The undersigned acknowledges that the shares of the Common Stock may lack liquidity as compared with other securities investments. The undersigned acknowledges that it must bear the economic risk of its investment in the Common Stock for an indefinite period of time since the Common Stock has not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration available; provided, however, that such Common Stock may be sold in connection with any effective registration statement filed on behalf of the undersigned in accordance with the Registration Rights Agreement, in compliance with the terms and conditions of such registration statement.

          3. The undersigned is acquiring the Common Stock for investment purposes only, for its own account and not as a nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          4. The undersigned acknowledges that the Company is transferring the Common Stock to the undersigned without registration under the Securities Act. The undersigned further acknowledges that representatives of the Company have advised the undersigned that no state or federal agency or instrumentality has made any finding or determination as to the investment in the Common Stock, nor has any state or federal agency or instrumentality made any recommendation with respect to any purchase or investment in the Common Stock.


                                         [Name of Undersigned]




                                         ---------------------------------------

EXHIBIT 2.1.3

                               EXCHANGE AGREEMENT

                   Villa Residential Care Homes-Granbury, L.P.


     This Exchange Agreement (the "Agreement") is made as of the ___ day of December, 1997 by and between Greenbriar Corporation, a Nevada corporation (the "Company"), William A. Shirley, Jr., and C. Kent Harrington and their permitted assignees hereunder, the (collectively, the "Original Partners").

     WHEREAS, the Original Partners wish to induce the Company and/or its subsidiaries to manage and operate the properties managed and operated by Villa Residential Care Homes-Granbury, L.P. (the "Partnership") and to manage the affairs of the Partnership; and

         WHEREAS, pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes-Granbury, L.P. (the "Partnership Agreement") dated as of the date hereof, Kellway Corporation, a subsidiary of the Company, was admitted as the Managing General Partner and as the Class B Limited Partner of the Partnership, and the partnership interests of the Original Partners in the Partnership were converted into Class A Limited Partnership Units of the Partnership (the "Class A Units"); and

         WHEREAS, as an inducement to the acceptance by the Original Partners of the Class A Units pursuant to the Partnership Agreement, the Company has agreed to exchange shares of its Common Stock (as defined below) for the Class A Units held by the Original Partners and the Partnership has agreed to allow the Class A Units to be exchanged for shares of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

     "Agreement" shall have the meaning set forth in the Preamble hereto.

     "Change in Control" shall mean, after the date of this Agreement, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Class A Units" shall have the meaning set forth in the Preamble hereto.

     "Closing Date" shall have the meaning given such term in the Partnership Agreement.

     "Common Stock" shall mean the common stock of the Company issued by the Company to one or more of the Original Partners upon exchange of any Class A Units hereunder.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Rights" shall have the meaning set forth in Section 2.1 hereof.

     "Notice of  Exchange"  shall  have the  meaning  set forth in  Section  2.1 hereof.

     "Original Partners" shall have the meaning set forth in the Preamble hereof.

     "Partnership Agreement" shall have the meaning set forth in the Preamble hereof.

     "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated the date hereof by and between each of the parties hereto relating to the resale registration rights of the Original Partners with respect to the Common Stock to be received in connection with the exercise of the Exchange Right pursuant to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     Capitalized terms not otherwise defined have the meaning set forth in the Partnership Agreement.

                                   ARTICLE II

                                 EXCHANGE RIGHTS
                                 ---------------

     Section 2.1 Exchange  Rights.  Subject to the limitations set forth in this
Article II, each Original Partner shall have the right (such right, an "Exchange Right") to require the Company to issue shares of Common Stock in exchange for all or a portion of the Class A Units (the "Affected Class A Units") held by such Original Partner upon thirty (30) days prior written notice to the Company, which notice shall be in the form of a Notice of Exchange; provided, however, the Class A Units held by each Original Partner may be exchanged for shares of the Common Stock only on and after the earlier to occur of (i) the first day after the one year anniversary date of this Agreement and (ii) the date on which a Change in Control of Company occurs. The Company shall satisfy the Exchange Right of the Original Partner through the issuance of fully paid and non-assessable shares of Common Stock within 30 days of receipt of the Notice of Exchange, but not sooner than the date such shares are registered for resale under the Registration Rights Agreement. Affected Class A Units are exchangeable for shares of the Common Stock at the rate of one (1) share of Common Stock for each 19.487 of such Affected Class A Units; provided, however, the number of shares of Common Stock shall be determined prior to giving effect to any securities issued or issuable with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise occurring after the date of this Agreement.

     Section 2.2 Company's Covenants Relating to the Rights. The Company shall at all times reserve for issuance such amount of Common Stock as may be necessary to enable the Original Partners to exchange all Class A Units which are from time to time outstanding.

     Section 2.3 Conditions Precedent to Issuance of Common Stock. Notwithstanding anything to the contrary herein provided, the Company shall have no obligation to issue to an Original Partner shares of Common Stock unless, together with a Notice of Exchange, such Original Partner executes and delivers to the Company a subscription letter agreement in the form of Exhibit B hereto.

     Section 2.4 Representations and Warranties of the Company. The Company represents and warrants to the Original Partner exercising its Exchange Right pursuant to this Agreement that the Common Stock which is to be issued and delivered to the Original Partner pursuant to the terms of this Agreement, when so issued and delivered will be validly authorized and issued and will be fully paid and non-assessable and free and clear of any liens, and such Common Stock will not be subject to any limitations on free transferability other than any restrictions imposed pursuant to this Agreement, the Registration Rights Agreement or state or federal securities laws.

                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

     Section 3.1 Amendments and Waivers. This Agreement may be modified or amended only by a writing signed by the Company and the Original Partners who hold an amount of Class A Units at least equal to two-thirds of all the Class A Units then outstanding.

     Section 3.2 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Original Partners' part, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     Section 3.3 Survival of Agreements. All agreements and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

     Section 3.4 Assignment. The Original Partners cannot assign or otherwise transfer their rights under this Agreement without the prior consent of the Company except by inheritance or devise; provided, however that the Original Partner shall be allowed to assign its rights hereunder, to any party to which it may assign its Class A Units pursuant to the Partnership Agreement but only if (i) all requirements for assignments of the Class A Units from the Original Partner to such assignees pursuant to the Partnership Agreement shall have been met and (ii) the Original Partner shall provide advance written notice of any assignment to the Company. Any such assignee complying with the requirements heretofore set forth shall be entitled to further assign, pledge or hypothecate their rights hereunder to an Institutional Lender (as defined in the Partnership Agreement), subject to (a) compliance with the provisions of the Partnership Agreement for pledge or hypothecation of the Class A Units and (b) compliance with item (ii) heretofore provided with respect to assignment to the assignees.

     Section 3.5 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and the Original Partners and their permitted successors, assigns and transferees.

     Section 3.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     Section 3.7 Severability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Such provisions shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     Section 3.8 Certain Litigation Costs. In the event of litigation between the Company and the Original Partners regarding the matters encompassed by this Agreement, the prevailing party in a final non-appealable judgment from a court of competent jurisdiction (following such final judgment) shall be promptly reimbursed by the other party (or parties) thereto for all of its reasonably incurred out-of-pocket costs and expenses connected directly to the litigation matters upon which such party has prevailed.

     Section 3.9 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U. S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addressed set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         if to the Company:

         Greenbriar Corporation
         4265 Kellway Circle
         Addison, TX  75244
         Attention: Gene S. Bertcher
         Telecopy Number:  (972) 407-8426

         if to the Original Partners:

         William A. Shirley, Jr.
         Villa Residential Care Homes, Inc.
         2621 State Street
         Dallas, TX  75204
         Telecopy Number: (214) 871-0090

         and

         C. Kent Harrington
         Harrington, Moran, Barksdale & Day
         306 West 7th Street
         415 Fort Worth Club Building
         Ft. Worth, TX  76102
         Telecopy Number: (817) 335-0800


Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

     Section 3.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or effect the meaning of construction of any of the provisions hereof.

     Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.

     Section 3.12 Effectiveness. This Agreement shall only become effective, if at all, on the Closing Date.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   GREENBRIAR CORPORATION


                                   By:
                                   Name:
                                   Title:



                                   ---------------------------------------------
                                   William A. Shirley, Jr.


                                   ---------------------------------------------
                                   C. Kent Harrington


     The undersigned hereby executes this Agreement for purposes of consenting to the exchange of the Class A Units for shares of Common Stock pursuant to the terms of this Agreement.


                                    VILLA RESIDENTIAL CARE HOMES-
                                    GRANBURY, L.P.


                                    By: Kellway Corporation, a Texas corporation
                                        its managing general partner


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT A

                             FORM OF EXCHANGE NOTICE


     The undersigned hereby irrevocably (i) exchanges ________ Class A Units in Villa Residential Care Homes-Granbury, L.P., (ii) surrenders such Class A Units and all right, title and interest therein, and (iii) directs that the Common Stock of Greenbriar Corporation (the "Common Stock") deliverable upon exchange be delivered to the address specified below, and registered or placed in the name(s) and at the address(es) specified below.

     The undersigned hereby represents and warrants that (i) it has full power and authority to exchange all of its right, title and interest in such Class A Units into shares of the Common Stock, (ii) such Class A Units so exchanged are free and clear of all liens and other encumbrances of whatever nature, and (iii) it will assume and pay any state or local transfer tax that may be payable as a result of the transfer of such Class A Units; provided, however, that the undersigned shall not be responsible for paying any state or local transfer tax arising out of this exchange.

Dated:

Name of Original Partner:

                                             -----------------------------------



                                             -----------------------------------
Signature of Original Partner:


                                             By:
                                             Title:



Address:
                                             -----------------------------------
                                             (Street Address)


                                             -----------------------------------
                                             (City)        (State)   (Zip Code)

Signature [Attested or Witnessed by]:

                                    EXHIBIT B

                          SUBSCRIPTION LETTER AGREEMENT





                           ------------------, ------



Greenbriar Corporation
4265 Kellway Circle
Addison, TX  75244

         Re: Exchange Agreement dated December ___, 1997

Gentlemen:

     Pursuant to the terms and conditions of that certain Exchange Agreement dated December ___, 1997 (the "Exchange Agreement") between Greenbriar Corporation (the "Company"), William A. Shirley, Jr. and C. Kent Harrington, the undersigned hereby delivers this subscription letter agreement to the Company as a condition to the exercise by the undersigned of the Exchange Rights (as defined in the Exchange Agreement).

     As a condition to its exercise of the Exchange Rights, the undersigned hereby makes the following representations and warranties:

          1. The undersigned is an "Accredited Investor" as such term is defined in Section 501(a) of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Stock (as defined in the Exchange Agreement). The undersigned has had the opportunity to obtain from the Company any and all information, to the extent possessed by the Company or obtainable with reasonable efforts by the Company, necessary to evaluate the merits and risks of an investment in the Common Stock and has concluded, based on such information and other information previously known to the undersigned, to invest in the Common Stock pursuant to the Exchange Agreement.

          2. The undersigned acknowledges that the shares of the Common Stock may lack liquidity as compared with other securities investments. The undersigned acknowledges that it must bear the economic risk of its investment in the Common Stock for an indefinite period of time since the Common Stock has not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration available; provided, however, that such Common Stock may be sold in connection with any effective registration statement filed on behalf of the undersigned in accordance with the Registration Rights Agreement, in compliance with the terms and conditions of such registration statement.

          3. The undersigned is acquiring the Common Stock for investment purposes only, for its own account and not as a nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          4. The undersigned acknowledges that the Company is transferring the Common Stock to the undersigned without registration under the Securities Act. The undersigned further acknowledges that representatives of the Company have advised the undersigned that no state or federal agency or instrumentality has made any finding or determination as to the investment in the Common Stock, nor has any state or federal agency or instrumentality made any recommendation with respect to any purchase or investment in the Common Stock.


                                        [Name of Undersigned]



                                        ----------------------------------------

EXHIBIT 2.1.4

                               EXCHANGE AGREEMENT

                   Villa Residential Care Homes-Oak Park, L.P.


     This Exchange Agreement (the "Agreement") is made as of the ___ day of December, 1997 by and between Greenbriar Corporation, a Nevada corporation (the "Company"), William A. Shirley, Jr., and C. Kent Harrington and their permitted assignees hereunder, the (collectively, the "Original Partners").

     WHEREAS, the Original Partners wish to induce the Company and/or its subsidiaries to manage and operate the properties managed and operated by Villa Residential Care Homes-Oak Park, L.P. (the "Partnership") and to manage the affairs of the Partnership; and

     WHEREAS, pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes-Oak Park, L.P. (the "Partnership Agreement") dated as of the date hereof, Kellway Corporation, a subsidiary of the Company, was admitted as the Managing General Partner and as the Class B Limited Partner of the Partnership, and the partnership interests of the Original Partners in the Partnership were converted into Class A Limited Partnership Units of the Partnership (the "Class A Units"); and

     WHEREAS, as an inducement to the acceptance by the Original Partners of the Class A Units pursuant to the Partnership Agreement, the Company has agreed to exchange shares of its Common Stock (as defined below) for the Class A Units held by the Original Partners and the Partnership has agreed to allow the Class A Units to be exchanged for shares of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

         "Agreement" shall have the meaning set forth in the Preamble hereto.

     "Change in Control" shall mean, after the date of this Agreement, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Class A Units" shall have the meaning set forth in the Preamble hereto.

     "Closing Date" shall have the meaning given such term in the Partnership Agreement.

     "Common Stock" shall mean the common stock of the Company issued by the Company to one or more of the Original Partners upon exchange of any Class A Units hereunder.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Rights" shall have the meaning set forth in Section 2.1 hereof.

     "Notice of  Exchange"  shall  have the  meaning  set forth in  Section  2.1 hereof.

     "Original Partners" shall have the meaning set forth in the Preamble hereof.

     "Partnership Agreement" shall have the meaning set forth in the Preamble hereof.

     "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated the date hereof by and between each of the parties hereto relating to the resale registration rights of the Original Partners with respect to the Common Stock to be received in connection with the exercise of the Exchange Right pursuant to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Capitalized terms not otherwise defined have the meaning set forth in the Partnership Agreement.

                                   ARTICLE II

                                 EXCHANGE RIGHTS
                                 ---------------

     Section 2.1 Exchange  Rights.  Subject to the limitations set forth in this
Article II, each Original Partner shall have the right (such right, an "Exchange Right") to require the Company to issue shares of Common Stock in exchange for all or a portion of the Class A Units (the "Affected Class A Units") held by such Original Partner upon thirty (30) days prior written notice to the Company, which notice shall be in the form of a Notice of Exchange; provided, however, the Class A Units held by each Original Partner may be exchanged for shares of the Common Stock only on and after the earlier to occur of (i) the first day after the one year anniversary date of this Agreement and (ii) the date on which a Change in Control of Company occurs. The Company shall satisfy the Exchange Right of the Original Partner through the issuance of fully paid and non-assessable shares of Common Stock within 30 days of receipt of the Notice of Exchange, but not sooner than the date such shares are registered for resale under the Registration Rights Agreement. Affected Class A Units are exchangeable for shares of the Common Stock at the rate of one (1) share of Common Stock for each 19.487 of such Affected Class A Units; provided, however, the number of shares of Common Stock shall be determined prior to giving effect to any securities issued or issuable with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise occurring after the date of this Agreement.

     Section 2.2 Company's Covenants Relating to the Rights. The Company shall at all times reserve for issuance such amount of Common Stock as may be necessary to enable the Original Partners to exchange all Class A Units which are from time to time outstanding.

     Section 2.3 Conditions Precedent to Issuance of Common Stock. Notwithstanding anything to the contrary herein provided, the Company shall have no obligation to issue to an Original Partner shares of Common Stock unless, together with a Notice of Exchange, such Original Partner executes and delivers to the Company a subscription letter agreement in the form of Exhibit B hereto.

     Section 2.4 Representations and Warranties of the Company. The Company represents and warrants to the Original Partner exercising its Exchange Right pursuant to this Agreement that the Common Stock which is to be issued and delivered to the Original Partner pursuant to the terms of this Agreement, when so issued and delivered will be validly authorized and issued and will be fully paid and non-assessable and free and clear of any liens, and such Common Stock will not be subject to any limitations on free transferability other than any restrictions imposed pursuant to this Agreement, the Registration Rights Agreement or state or federal securities laws.

                                   ARTICLE III
                                  MISCELLANEOUS
                                  -------------

     Section 3.1 Amendments and Waivers. This Agreement may be modified or amended only by a writing signed by the Company and the Original Partners who hold an amount of Class A Units at least equal to two-thirds of all the Class A Units then outstanding.

     Section 3.2 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Original Partners' part, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     Section 3.3 Survival of Agreements. All agreements and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

     Section 3.4 Assignment. The Original Partners cannot assign or otherwise transfer their rights under this Agreement without the prior consent of the Company except by inheritance or devise; provided, however that the Original Partner shall be allowed to assign its rights hereunder, to any party to which it may assign its Class A Units pursuant to the Partnership Agreement but only if (i) all requirements for assignments of the Class A Units from the Original Partner to such assignees pursuant to the Partnership Agreement shall have been met and (ii) the Original Partner shall provide advance written notice of any assignment to the Company. Any such assignee complying with the requirements heretofore set forth shall be entitled to further assign, pledge or hypothecate their rights hereunder to an Institutional Lender (as defined in the Partnership Agreement), subject to (a) compliance with the provisions of the Partnership Agreement for pledge or hypothecation of the Class A Units and (b) compliance with item (ii) heretofore provided with respect to assignment to the assignees.

     Section 3.5 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and the Original Partners and their permitted successors, assigns and transferees.

     Section 3.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     Section 3.7 Severability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Such provisions shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     Section 3.8 Certain Litigation Costs. In the event of litigation between the Company and the Original Partners regarding the matters encompassed by this Agreement, the prevailing party in a final non-appealable judgment from a court of competent jurisdiction (following such final judgment) shall be promptly reimbursed by the other party (or parties) thereto for all of its reasonably incurred out-of-pocket costs and expenses connected directly to the litigation matters upon which such party has prevailed.

     Section 3.9 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U. S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addressed set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         if to the Company:

         Greenbriar Corporation
         4265 Kellway Circle
         Addison, TX  75244
         Attention: Gene S. Bertcher
         Telecopy Number:  (972) 407-8426

         if to the Original Partners:

         William A. Shirley, Jr.
         Villa Residential Care Homes, Inc.
         2621 State Street
         Dallas, TX  75204
         Telecopy Number: (214) 871-0090

         and

         C. Kent Harrington
         Harrington, Moran, Barksdale & Day
         306 West 7th Street
         415 Fort Worth Club Building
         Ft. Worth, TX  76102
         Telecopy Number: (817) 335-0800

Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

     Section 3.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or effect the meaning of construction of any of the provisions hereof.

     Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.

     Section 3.12 Effectiveness. This Agreement shall only become effective, if at all, on the Closing Date.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        GREENBRIAR CORPORATION


                                        By:
                                        Name:
                                        Title:



                                        -------------------------------
                                        William A. Shirley, Jr.


                                        -------------------------------
                                        C. Kent Harrington


     The undersigned hereby executes this Agreement for purposes of consenting to the exchange of the Class A Units for shares of Common Stock pursuant to the terms of this Agreement.


                                  VILLA RESIDENTIAL CARE HOMES-
                                  OAK PARK, L.P.


                                  By: Kellway Corporation, a Texas corporation its managing general partner


                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT A

                             FORM OF EXCHANGE NOTICE


     The undersigned hereby irrevocably (i) exchanges ________ Class A Units in Villa Residential Care Homes-Oak Park, L.P., (ii) surrenders such Class A Units and all right, title and interest therein, and (iii) directs that the Common Stock of Greenbriar Corporation (the "Common Stock") deliverable upon exchange be delivered to the address specified below, and registered or placed in the name(s) and at the address(es) specified below.

     The undersigned hereby represents and warrants that (i) it has full power and authority to exchange all of its right, title and interest in such Class A Units into shares of the Common Stock, (ii) such Class A Units so exchanged are free and clear of all liens and other encumbrances of whatever nature, and (iii) it will assume and pay any state or local transfer tax that may be payable as a result of the transfer of such Class A Units; provided, however, that the undersigned shall not be responsible for paying any state or local transfer tax arising out of this exchange.

Dated:

Name of Original Partner:

                                        ----------------------------------------

Signature of Original Partner:

                                        ----------------------------------------
                                        By:
                                        Title:



Address:
                                        ----------------------------------------
                                        (Street Address)


                                        ----------------------------------------
                                        (City)            (State)   (Zip Code)

Signature [Attested or Witnessed by]:

                                    EXHIBIT B

                          SUBSCRIPTION LETTER AGREEMENT





                                            ------------------, ------



Greenbriar Corporation
4265 Kellway Circle
Addison, TX  75244

         Re:  Exchange Agreement dated December ___, 1997

Gentlemen:

     Pursuant to the terms and conditions of that certain Exchange Agreement dated December ___, 1997 (the "Exchange Agreement") between Greenbriar Corporation (the "Company"), William A. Shirley, Jr. and C. Kent Harrington, the undersigned hereby delivers this subscription letter agreement to the Company as a condition to the exercise by the undersigned of the Exchange Rights (as defined in the Exchange Agreement).

     As a condition to its exercise of the Exchange Rights, the undersigned hereby makes the following representations and warranties:

          1. The undersigned is an "Accredited Investor" as such term is defined in Section 501(a) of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Stock (as defined in the Exchange Agreement). The undersigned has had the opportunity to obtain from the Company any and all information, to the extent possessed by the Company or obtainable with reasonable efforts by the Company, necessary to evaluate the merits and risks of an investment in the Common Stock and has concluded, based on such information and other information previously known to the undersigned, to invest in the Common Stock pursuant to the Exchange Agreement.

          2. The undersigned acknowledges that the shares of the Common Stock may lack liquidity as compared with other securities investments. The undersigned acknowledges that it must bear the economic risk of its investment in the Common Stock for an indefinite period of time since the Common Stock has not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration available; provided, however, that such Common Stock may be sold in connection with any effective registration statement filed on behalf of the undersigned in accordance with the Registration Rights Agreement, in compliance with the terms and conditions of such registration statement.

          3. The undersigned is acquiring the Common Stock for investment purposes only, for its own account and not as a nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          4. The undersigned acknowledges that the Company is transferring the Common Stock to the undersigned without registration under the Securities Act. The undersigned further acknowledges that representatives of the Company have advised the undersigned that no state or federal agency or instrumentality has made any finding or determination as to the investment in the Common Stock, nor has any state or federal agency or instrumentality made any recommendation with respect to any purchase or investment in the Common Stock.


                                              [Name of Undersigned]




                                              ----------------------------------

EXHIBIT 2.1.5

                               EXCHANGE AGREEMENT

               Villa Residential Care Homes-Fort Worth East, L.P.


     This Exchange Agreement (the "Agreement") is made as of the ___ day of December, 1997 by and between Greenbriar Corporation, a Nevada corporation (the "Company"), William A. Shirley, Jr., and C. Kent Harrington and their permitted assignees hereunder, the (collectively, the "Original Partners").

     WHEREAS, the Original Partners wish to induce the Company and/or its subsidiaries to manage and operate the properties managed and operated by Villa Residential Care Homes-Fort Worth East, L.P. (the "Partnership") and to manage the affairs of the Partnership; and

     WHEREAS, pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Villa Residential Care Homes-Fort Worth East, L.P. (the "Partnership Agreement") dated as of the date hereof, Kellway Corporation, a subsidiary of the Company, was admitted as the Managing General Partner and as the Class B Limited Partner of the Partnership, and the partnership interests of the Original Partners in the Partnership were converted into Class A Limited Partnership Units of the Partnership (the "Class A Units"); and

     WHEREAS, as an inducement to the acceptance by the Original Partners of the Class A Units pursuant to the Partnership Agreement, the Company has agreed to exchange shares of its Common Stock (as defined below) for the Class A Units held by the Original Partners and the Partnership has agreed to allow the Class A Units to be exchanged for shares of the Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS
                               -------------------

     "Agreement" shall have the meaning set forth in the Preamble hereto.

     "Change in Control" shall mean, after the date of this Agreement, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Class A Units" shall have the meaning set forth in the Preamble hereto.

     "Closing Date" shall have the meaning given such term in the Partnership Agreement.

     "Common Stock" shall mean the common stock of the Company issued by the Company to one or more of the Original Partners upon exchange of any Class A Units hereunder.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Exchange Rights" shall have the meaning set forth in Section 2.1 hereof.

     "Notice of  Exchange"  shall  have the  meaning  set forth in  Section  2.1 hereof.

     "Original Partners" shall have the meaning set forth in the Preamble hereof.

     "Partnership Agreement" shall have the meaning set forth in the Preamble hereof.

     "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated the date hereof by and between each of the parties hereto relating to the resale registration rights of the Original Partners with respect to the Common Stock to be received in connection with the exercise of the Exchange Right pursuant to this Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Capitalized terms not otherwise defined have the meaning set forth in the Partnership Agreement.

                                   ARTICLE II

                                 EXCHANGE RIGHTS
                                 ---------------

     Section 2.1 Exchange  Rights.  Subject to the limitations set forth in this
Article II, each Original Partner shall have the right (such right, an "Exchange Right") to require the Company to issue shares of Common Stock in exchange for all or a portion of the Class A Units (the "Affected Class A Units") held by such Original Partner upon thirty (30) days prior written notice to the Company, which notice shall be in the form of a Notice of Exchange; provided, however, the Class A Units held by each Original Partner may be exchanged for shares of the Common Stock only on and after the earlier to occur of (i) the first day after the one year anniversary date of this Agreement and (ii) the date on which a Change in Control of Company occurs. The Company shall satisfy the Exchange Right of the Original Partner through the issuance of fully paid and non-assessable shares of Common Stock within 30 days of receipt of the Notice of Exchange, but not sooner than the date such shares are registered for resale under the Registration Rights Agreement. Affected Class A Units are exchangeable for shares of the Common Stock at the rate of one (1) share of Common Stock for each 19.487 of such Affected Class A Units; provided, however, the number of shares of Common Stock shall be determined prior to giving effect to any securities issued or issuable with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise occurring after the date of this Agreement.

     Section 2.2 Company's Covenants Relating to the Rights. The Company shall at all times reserve for issuance such amount of Common Stock as may be necessary to enable the Original Partners to exchange all Class A Units which are from time to time outstanding.

     Section 2.3 Conditions Precedent to Issuance of Common Stock. Notwithstanding anything to the contrary herein provided, the Company shall have no obligation to issue to an Original Partner shares of Common Stock unless, together with a Notice of Exchange, such Original Partner executes and delivers to the Company a subscription letter agreement in the form of Exhibit B hereto.

     Section 2.4 Representations and Warranties of the Company. The Company represents and warrants to the Original Partner exercising its Exchange Right pursuant to this Agreement that the Common Stock which is to be issued and delivered to the Original Partner pursuant to the terms of this Agreement, when so issued and delivered will be validly authorized and issued and will be fully paid and non-assessable and free and clear of any liens, and such Common Stock will not be subject to any limitations on free transferability other than any restrictions imposed pursuant to this Agreement, the Registration Rights Agreement or state or federal securities laws.

                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

     Section 3.1 Amendments and Waivers. This Agreement may be modified or amended only by a writing signed by the Company and the Original Partners who hold an amount of Class A Units at least equal to two-thirds of all the Class A Units then outstanding.

     Section 3.2 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Original Partners' part, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     Section 3.3 Survival of Agreements. All agreements and covenants contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

     Section 3.4 Assignment. The Original Partners cannot assign or otherwise transfer their rights under this Agreement without the prior consent of the Company except by inheritance or devise; provided, however that the Original Partner shall be allowed to assign its rights hereunder, to any party to which it may assign its Class A Units pursuant to the Partnership Agreement but only if (i) all requirements for assignments of the Class A Units from the Original Partner to such assignees pursuant to the Partnership Agreement shall have been met and (ii) the Original Partner shall provide advance written notice of any assignment to the Company. Any such assignee complying with the requirements heretofore set forth shall be entitled to further assign, pledge or hypothecate their rights hereunder to an Institutional Lender (as defined in the Partnership Agreement), subject to (a) compliance with the provisions of the Partnership Agreement for pledge or hypothecation of the Class A Units and (b) compliance with item (ii) heretofore provided with respect to assignment to the assignees.

     Section 3.5 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and the Original Partners and their permitted successors, assigns and transferees.

     Section 3.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     Section 3.7 Severability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Such provisions shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     Section 3.8 Certain Litigation Costs. In the event of litigation between the Company and the Original Partners regarding the matters encompassed by this Agreement, the prevailing party in a final non-appealable judgment from a court of competent jurisdiction (following such final judgment) shall be promptly reimbursed by the other party (or parties) thereto for all of its reasonably incurred out-of-pocket costs and expenses connected directly to the litigation matters upon which such party has prevailed.

     Section 3.9 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (confirmed by U. S. mail), telegraph, hand delivery or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addressed set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         if to the Company:

         Greenbriar Corporation
         4265 Kellway Circle
         Addison, TX  75244
         Attention: Gene S. Bertcher
         Telecopy Number:  (972) 407-8426

         if to the Original Partners:

         William A. Shirley, Jr.
         Villa Residential Care Homes, Inc.
         2621 State Street
         Dallas, TX  75204
         Telecopy Number: (214) 871-0090

         and

         C. Kent Harrington
         Harrington, Moran, Barksdale & Day
         306 West 7th Street
         415 Fort Worth Club Building
         Ft. Worth, TX  76102
         Telecopy Number: (817) 335-0800

Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

     Section 3.10 Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or effect the meaning of construction of any of the provisions hereof.

     Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single original instrument.

     Section 3.12 Effectiveness. This Agreement shall only become effective, if at all, on the Closing Date.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        GREENBRIAR CORPORATION


                                        By:
                                        Name:
                                        Title:



                                        ----------------------------------------
                                        William A. Shirley, Jr.


                                        ----------------------------------------
                                        C. Kent Harrington


     The undersigned hereby executes this Agreement for purposes of consenting to the exchange of the Class A Units for shares of Common Stock pursuant to the terms of this Agreement.


                                  VILLA RESIDENTIAL CARE HOMES-
                                  FORT WORTH EAST, L.P.


                                  By: Kellway Corporation, a Texas corporation, its managing general partner


                                       By:
                                       Name:
                                       Title:

                                    EXHIBIT A

                             FORM OF EXCHANGE NOTICE


     The undersigned hereby irrevocably (i) exchanges ________ Class A Units in Villa Residential Care Homes-Forth Worth East, L.P., (ii) surrenders such Class A Units and all right, title and interest therein, and (iii) directs that the Common Stock of Greenbriar Corporation (the "Common Stock") deliverable upon exchange be delivered to the address specified below, and registered or placed in the name(s) and at the address(es) specified below.

     The undersigned hereby represents and warrants that (i) it has full power and authority to exchange all of its right, title and interest in such Class A Units into shares of the Common Stock, (ii) such Class A Units so exchanged are free and clear of all liens and other encumbrances of whatever nature, and (iii) it will assume and pay any state or local transfer tax that may be payable as a result of the transfer of such Class A Units; provided, however, that the undersigned shall not be responsible for paying any state or local transfer tax arising out of this exchange.

Dated:

Name of Original Partner:
                                        ----------------------------------------


Signature of Original Partner:
                                        ----------------------------------------
                                        By:
                                        Title:



Address:
                                        ----------------------------------------
                                        (Street Address)


                                        ----------------------------------------
                                        (City)              (State)   (Zip Code)

Signature [Attested or Witnessed by]:

                                    EXHIBIT B

                          SUBSCRIPTION LETTER AGREEMENT





                           ------------------, ------



Greenbriar Corporation
4265 Kellway Circle
Addison, TX  75244

         Re: Exchange Agreement dated December ___, 1997

Gentlemen:

     Pursuant to the terms and conditions of that certain Exchange Agreement dated December ___, 1997 (the "Exchange Agreement") between Greenbriar Corporation (the "Company"), William A. Shirley, Jr. and C. Kent Harrington, the undersigned hereby delivers this subscription letter agreement to the Company as a condition to the exercise by the undersigned of the Exchange Rights (as defined in the Exchange Agreement).

     As a condition to its exercise of the Exchange Rights, the undersigned hereby makes the following representations and warranties:

          1. The undersigned is an "Accredited Investor" as such term is defined in Section 501(a) of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Stock (as defined in the Exchange Agreement). The undersigned has had the opportunity to obtain from the Company any and all information, to the extent possessed by the Company or obtainable with reasonable efforts by the Company, necessary to evaluate the merits and risks of an investment in the Common Stock and has concluded, based on such information and other information previously known to the undersigned, to invest in the Common Stock pursuant to the Exchange Agreement.

          2. The undersigned acknowledges that the shares of the Common Stock may lack liquidity as compared with other securities investments. The undersigned acknowledges that it must bear the economic risk of its investment in the Common Stock for an indefinite period of time since the Common Stock has not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration available; provided, however, that such Common Stock may be sold in connection with any effective registration statement filed on behalf of the undersigned in accordance with the Registration Rights Agreement, in compliance with the terms and conditions of such registration statement.

          3. The undersigned is acquiring the Common Stock for investment purposes only, for its own account and not as a nominee or agent for any other person or entity, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

          4. The undersigned acknowledges that the Company is transferring the Common Stock to the undersigned without registration under the Securities Act. The undersigned further acknowledges that representatives of the Company have advised the undersigned that no state or federal agency or instrumentality has made any finding or determination as to the investment in the Common Stock, nor has any state or federal agency or instrumentality made any recommendation with respect to any purchase or investment in the Common Stock.


                                        [Name of Undersigned]



                                        ----------------------------------------

EXHIBIT 2.1.6

                AGREEMENT AND ASSIGNMENT OF PARTNERSHIP INTERESTS

     This Agreement and Assignment of Partnership Interests (this "Agreement") is made and entered into as of the ____ day of December, 1997, by and between WILLIAM A. SHIRLEY, JR.("Shirley"), LUCY M. BRODY ("Brody") and C. KENT HARRINGTON ("Harrington") (individually, each an "Assignor" and collectively, the "Assignors"), and GREENBRIAR CORPORATION ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignors are Limited Partners in VILLA RESIDENTIAL CARE HOMES -ARLINGTON, I, L.P., a Texas limited partnership (the "Partnership");

     WHEREAS, Shirley owns a 90.21% limited partnership interest in the Partnership, Brody owns an 8.78% limited partnership interest in the Partnership and Harrington owns a .01% limited partnership interest in the partnership;

     WHEREAS, Shirley desires to assign and transfer a 44.65% limited partnership interest in the Partnership to Assignee, Brody desires to assign and transfer a 4.35% limited partnership interest in the Partnership to Assignee and Harrington desires to assign and transfer a .005% limited partnership interest in the Partnership to the Assignee, such that, collectively, Assignee acquires a 49.005% limited partnership interest in the Partnership;

     WHEREAS, Assignee desires to acquire the respective percentages of each Assignor's right, title and interest in the Partnership set forth in the preceding paragraph (the "Assigned Partnership Interests"), totally a 49.005% limited partnership interest in the Partnership;

     NOW, THEREFORE, in consideration of the premises, warranties and mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment of Partnership Interests. Each Assignor hereby transfers and assigns to Assignee, and Assignee hereby accepts from each Assignor, the respective Assigned Partnership Interest owned by such Assignor, including, but not limited to, all right, title and interest of such Assignor in and to the properties (real and personal), capital, cash flow distributions and profits and losses of the Partnership attributable to the Assigned Partnership Interest.

     2. Effective Date. The assignment herein is effective as of December ___, 1997, and from and after that date the net profits or net losses of the Partnership attributable to the Assigned Partnership Interest shall be credited or charged, as the case may be, to Assignee, and not to Assignors.

     3. Consideration. The consideration for the Partnership Interest shall consist of 17,961 shares of newly issued, fully paid and non-assessable common stock of the Assignee, par value $0.01per share, 16,365 of such shares being due to Shirley, 1,594 of such sharesbeing due to Brody and 2 of such shares being due to Harrington.

     4. Representations and Warranties of Assignors. Each Assignor individually represents and warrants to Assignee that: (a) such Assignor is the legal and beneficial owner of the Assigned Partnership Interest attributable to such Assignor and has full authority to convey and has hereby conveyed good title to the Assigned Partnership Interest; (b) the Assigned Partnership Interest is not subject to any lien or assessments by any of such Assignor's creditors or by any other party; (c) to such Assignor's knowledge, there are no actions, suits, proceedings or claims affecting its respective Assigned Partnership Interest that are threatened or pending, (d) there are no other partners in the Partnership or any other parties who have any right, title or interest in or to the Assigned Partnership Interests, and (e) it has obtained the consent of any third parties required in order for such Assignor to make this assignment.

     5. Future Cooperation on Subsequent Documents. Assignors and Assignee mutually agree to cooperate at all times from and after the date hereof with respect to the supplying of any information requested by the other regarding any of the matters described in this Agreement, and each agrees to execute such future deeds, bills of sale, assignments, releases or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the transactions described herein.

     6. Capital Indemnification by Assignors. Each Assignor hereby severally indemnifies and agrees to hold harmless Assignee against any and all losses, liabilities, costs (including, without limitation, attorneys' fees and expenses), expenses, penalties, judgments, damages, claims and demands of every kind and character arising out of or in connection with any of such Assignor's individual liabilities, obligations and responsibilities with respect to the Partnership of whatever kind or nature, whether arising from notes, guarantees, endorsements, liens, property, tax assessments, leases, loans, advances or other similar written obligations incurred in connection with the business of the Partnership or which have arisen or may arise by reason of any past, present or future contract, promissory note, mortgage, negligent act or omission, or any other event pertaining to the Partnership, the properties and business operations, and liabilities arising out of any act on the part of such Assignor which would constitute fraud, wrongful or unauthorized actions. Each Assignor agrees to give notice to Assignee of any claim for which such Assignor would be liable hereunder promptly after any such claim is asserted against or becomes known to such Assignor. Neither Assignee nor any successors or assigns thereof, shall be deemed by this Agreement to have waived any cause of action or claim that Assignee may have by virtue of fraud, wrongful or unauthorized actions of Assignors, and each Assignor agrees to indemnify Assignee from any such loss, claim, damage or expense arising from such conduct.

     7. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

     8. Survival of Representations. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall survive the execution hereof for a period of one year.

     9.  Modification  and  Waiver.  No  supplement,   modification,  waiver  or
termination of this Agreement or any provisions hereof shall be binding unless executed in writing by the parties to be bound thereby.

No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     10. GOVERNING LAW. THIS AGREEMENT IS BEING EXECUTED AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THAT STATE.

     IN WITNESS WHEREOF, this Agreement is executed as of the day and year first above written.

                                               ASSIGNORS:



                                               By:
                                                        WILLIAM A. SHIRLEY, JR.



                                               By:
                                                        LUCY M. BRODY



                                               By:
                                                        C. KENT HARRINGTON


                                               ASSIGNEE:

                                               GREENBRIAR CORPORATION



                                               By:
                                               Name:
                                               Title: